Exhibit 10.58

LEASE

By and Between

Valwood Group, LLC, a Delaware limited liability company

And

Lynwood Roads Delivery, LLC, a Delaware limited liability company

Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132

Lease

THIS INDENTURE OF LEASE (this "Lease'') is entered into and made effective as of July 1, 2020 (the "Effective Date"), by and between VALWOOD GROUP, LLC, a Delaware limited liability company, whose place of business is 3594 Via Zara, Fallbrook, CA 92028, herein called "Landlord", and LYNWOOD ROADS DELIVERY, LLC, a Delaware limited liability company, whose place of business address is 1437 Fourth Street, Suite 200, Santa Monica, California 90401, herein called "Tenant".

WITNESSETH:

Landlord is the owner of that certain property commonly known as 11116 Wright Road, Lynwood, CA, 90262 (the "Property") and Landlord hereby demises and leases to Tenant, and Tenant hires from Landlord, those certain premises located at the Property and identified as Suite B thereupon (the "Premises"') for the purposes of conducting therein the "Permitted Use" described below and for no other purpose, together with the parking areas and other common areas thereon.

This Lease shall be on the following general terms and conditions.

The exhibits attached hereto are incorporated herein by reference and are made a part of this Lease.

Initials Landlord

Tenant

Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood

SPECIFIC PROVISIONS

These Specific Provisions (the "Specific Provisions") are hereby incorporated into and made a part of the Lease. Each reference in the Lease to any term of the Specific Provisions will have the meaning as set forth in the Specific Provisions for such term. In the event of a conflict between the terms of the Specific Provisions and the body of the Lease, the terms of the Lease shall prevail. Any capitalized terms used in the Specific Provisions and not otherwise defined herein will have the meaning as set forth in the Lease.

1. Landlord: Valwood Group, LLC, a Delaware limited liability company

2. Tenant: Lynwood Roads Delivery, LLC, a Delaware limited liability company

3. Permitted Use: Cannabis delivery, pending issuance of all required City of Lynwood permits and licenses and operation in accordance with applicable city, county and California state law including, but not limited to, the state cannabis licensing and program rules and local ordinances.

4. Location of Premises: 11116 Wright Road, Lynwood, CA, 90262

5. Term of Lease: The initial term of this Lease shall be for a period commencing on July 1, 2020 = (the "Commencement Date"), and ending (unless sooner terminated pursuant to the terms of the Lease) June 30, 2022 (the "Term" or the "Lease Term") (See Section 1.01); provided that, Tenant shall have the option to terminate the Lease upon receiving approval ("Approval") from the City of Lynwood ("City") to re-locate Tenant's retailer non-storefront operations to a location other than the Premises; provided further that, (i) such termination shall be effective thirty (30) days after Tenant provides Landlord of written notice of the Approval, but in no event prior to July 1, 2021; and (ii) Landlord and Natural Plant Extract of California, Inc., shall use commercially reasonable efforts to cooperate in all respects and comply with all commercially reasonable requests from Tenant and/or the City to help facilitate said re- location. For the avoidance of doubt, and notwithstanding any other term of this Lease, Tenant may request to re-locate to a location other than the Premises at any time during the Lease Term; provided that, Tenant cannot terminate the lease in accordance with this Section until July 1, 2021.

6. Option: N/A

7. Base Rent: See Exhibit "A"

8. Parking: Tenant shall have the exclusive right to use eight (8) tandem parking spaces for use during daytime business hours (and not more than three (3) spaces on an overnight basis ("Overnight Spaces'"') in the parking lot behind the Premises, as set forth in Exhibit E ("Tenant Parking Area"). Except for the Overnight Spaces or vehicles marked with Tenant's company identification, said parking spaces shall be used only while the vehicle owner is present at the Premises. Tenant shall not at any time park, or permit the parking of, motor vehicles so as to interfere with pedestrian sidewalks, roadways, and areas, or in any portion of the Common Areas. Rules and use of parking areas shall be determined and enforced by Landlord in its sole discretion and same may be changed at any time without notice. In no event may any automobiles not in active use and/or displaying current registration tags be stored at the Premises. If any vehicle of Tenant or any of its authorized representatives is parking in any part of the Premises other than the specified parking spaces or areas, Tenant hereby authorizes Landlord to engage a towing service to remove such vehicle at Tenant's expense.

9. Property Expense: Tenant shall pay 100% of Property Expenses (as defined in Section 2.06) for the Premises, plus "Tenant's Share" of such expenses for the Property, it being agreed and understood that Tenant's Share shall exclude the cost of utilities for the Property (other than for the Premises, for which Tenant shall be solely responsible). Tenant shall pay property expenses on an estimated monthly basis concurrently with Base Rent. The amount of property expenses is subject to change. (See Sections 2.06 through 2.08)

10. Security Deposit: $3,000.00

11. Advance Rent: $3,000.00

12. Guarantors: Open Road Delivery Holdings, Inc.

13. Real Estate Broker: None

14. As-Is Condition: Tenant accepts the Premises from the Landlord in "AS-IS, WHERE IS, WITH ALL FAULTS" Condition. Notwithstanding the foregoing,

Landlord is in the process of procuring utility service connections with the applicable utility service providers for the Property. Landlord represents and warrants that it shall use commercially reasonable and good faith efforts to promptly enable such utility services to be provided to the Premises.

15. Tenant Improvement Allowance: None

16. Landlord Notice and Payment Notices: Address: 3594 Via Zara

Fallbrook, CA 92028 Attention: Marian Kimble, VP Finance

With copy to:

DR Welch Attorneys at Law

500 South Grand Avenue, Suite 1800 Los Angeles, CA 90071

Attention: Steven E. Creamer, Esq.

Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132

Payment:

Valwood Group, LLC

3594 Via Zara

Fallbrook, CA 92028

Attention: Marian Kimble, VP Finance

SPECIAL PROVISIONS:

1. Landlord shall have the unilateral right to cancel this Lease upon forty eight (48) hours prior written notice to Tenant if any governmental authority, local or federal, threatens forfeiture of the Property due to the Permitted Use during the Lease Term.

2. Tenant agrees to operate the Property in accordance with Ordinance No. 1688, a copy of which is attached hereto as Exhibit "C", which covenant includes maintaining 24 hours per day, seven days per week video surveillance with digital recording and a commercial alarm system. In addition, Tenant also agrees to maintain commercially reasonable amounts of security based upon the Permitted Use, which at a minimum will include one or more licensed security guards patrolling the Premises during all operating hours. Tenant shall defend, indemnify, and hold harmless Landlord, its members and managers and their respective officers, directors, agents, members, managers, partners, servants, employees, agents and independent contractors (collectively, "Landlord Parties") from and against any claims made against Landlord Parties as a result of any activities of any such security personnel. The defense, indemnification, and hold harmless provisions hereof shall survive the termination or expiration of this Lease.

Tenant understands that Landlord has not performed any improvements to the Premises including but not limited to fire/ life safety, electrical, mechanical, plumbing, HVAC or elevators. Bathrooms, staircases, fire exits, door widths, lighting, ingress and egress and similar elements of the Property may not be in compliance with applicable building codes, laws or ordinances. Tenant accepts the Property in its as-is, where-is condition. Notwithstanding the prior sentence, Tenant agrees to assume responsibility, at Tenant's sole cost and expense, to place the Premises in compliance with the Applicable Laws, as defined in that certain Co-Operating Agreement ("Co-Operating Agreement") by and between Tenant and Natural Plant Extract of California, Inc., a California corporation ("NPEC").

3. Notwithstanding the foregoing, Landlord is in the process of procuring utility service connections with the applicable utility service providers for the Property. Landlord represents and warrants that it shall use commercially reasonable and good faith efforts to Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood promptly enable such utility services to be provided to the Premises. Tenant acknowledges and affirms that it has been provided sufficient opportunity to inspect and investigate the Property with respect to its condition and sufficiency for Tenant's use. All and any improvements to the Premises shall be completed by Tenant at Tenant's costs in full compliance with governmental laws. Landlord makes no representation with regard to any power or utility facilities serving the Property or that the same are sufficient for Tenant's requirements. Tenant will bring and contract for its own power, according to Tenant's needs, to the extent such needs exceed the power capacity now existing at the Premises. Landlord makes no representations or warranties that the Premises can be used for Tenant's Permitted Use or any use, has a valid certificate of occupancy, that any of the foregoing may be obtained, or anything else relating to the suitability of the Premises for Tenant's use.

4. Tenant covenants and agrees that at all times during which Tenant is utilizing the Premises for the Permitted Use the Tenant shall have been issued valid licenses and permits, issued by the State of California, the County of Los Angeles, the City of Lynwood (the "City''), and/or any other governmental or quasi-governmental agency having jurisdiction over the Premises or Tenant permitting Tenant's use of the Premises, and that Tenant shall comply fully with all rules, regulations, statutes, ordinances, orders, decrees, qualifications, specifications, and advisory opinions relating to (i) the Premises, (ii) the operations therein, (iii) all licenses and permits issued in connection with Tenant's operations, and (iv) the Permitted Use including, but not limited to, all state and city marijuana licensing and program rules, local zoning ordinances and federal laws to the extent they're not inconsistent with Tenant's right to use the Premises for the Permitted Use (e.g., the Americans with Disabilities Act). Without thereby limiting the general nature of Section 6.02 of this Lease, Tenant shall defend, indemnify, and hold harmless Landlord Parties from and against any damage caused to Landlord Parties or the Property by reason of (i) any violation of any of the foregoing items set forth in this paragraph, including any criminal penalties, (11) damage done to the Property as a result of robberies, break-ins, or burglaries, and (iii) criminal prosecutions and forfeiture seizures arising from the Permitted Use, except to the extent such damage is caused solely by the gross negligence or willful misconduct of the Landlord Parties. The defense, indemnification, and hold harmless provisions hereof shall survive the termination or expiration of this Lease. In the event that any action by any governmental entity or quasi-governmental agency results in an order preventing the Permitted Use at the Premises, other than due to the intentional or negligent failure by Tenant to operate in accordance with applicable law (excluding applicable federal laws to the extent they are inconsistent with Tenant's right to use the Premises for the Permitted Use) and the permits and licenses issued to Tenant, Tenant shall have the right, to be exercised within ten (10) business days from the date that such order becomes final and non-appealable, to terminate this Lease upon not less than thirty (30) days prior written notice to Landlord (the foregoing right to terminate only becoming effective following the issuance to Tenant of a commercial cannabis business permit, as more particularly discussed in Paragraph 9 of these Special Provisions). In such event, Tenant shall vacate and surrender the Premises in the condition required hereunder on or prior to the date set forth in the termination notice (not to be less than 30 days following the delivery date of the termination notice), and Landlord shall be entitled to retain Tenant's Security Deposit and any unapplied Advance Rent. Tenant will be responsible for any unpaid rent though the termination date.

5. In addition to Landlord's rights under Article X of this Lease, Landlord shall have the right to access the Premises and examine Tenant's books and records, upon twenty four (24) hours' prior telephonic notice and compliance with state and city licensing rules restricting landlord access and Tenant's reasonable security protocols, in order to inspect same for any violations of law or to determine if Tenant is in compliance with all requirements set forth in Paragraph 7 of these Special Provisions.

6. Without limiting the general nature of Section 6.02 of this Lease, Tenant shall defend, indemnify, and hold harmless Landlord Parties from and against any claims, damages, rental income loss, equitable relief, or criminal penalties arising from Tenant's Permitted Use, specifically including, without limitation, any claims brought by any Tenant visitor, guest or invitee to the Property, except to the extent such claims, damages, rental income loss, equitable relief, or criminal penalties is caused solely by the gross negligence or intentional misconduct of the Landlord Parties.

7. For so long as Tenant is engaged in the Permitted Use, Tenant shall comply with all terms of the Development Agreement pertaining to retailer non-storefront operations at the Property, including without limitation all requirements thereof pertaining to the hiring and employment of Tenant's employees. Tenant shall, at all times, furnish Landlord with a list of persons employed by Tenant at the Premises, and such list shall be updated and delivered to Landlord upon any change in employee personnel. The foregoing shall also apply to security personnel.

8. Tenant, at Tenant's sole cost and expense, shall be responsible to correct and remediate any and all building code violations with respect to the Property immediately upon discovery by Tenant, notification from Landlord, or the receipt of any notice of defect from any governmental agency.

9. Tenant agrees to use its best efforts to keep all licenses and permits obtained in conjunction with its use of the Premises valid, in good standing and running with the Property, and will under no circumstance transfer any such permits or licenses to any other location without Landlord's written consent, in its sole and absolute discretion. Landlord and Tenant acknowledge that Tenant's use of the Property for the Permitted Use is conditioned upon Tenant being issued a commercial cannabis business permit by the City of Lynwood (a "Cannabis Permit"), the application for which requires a number of submittals and background checks. In connection with Tenant seeking to obtain a Cannabis Permit, (1) Landlord, using good faith, commercially reasonable efforts, agrees to cooperate with Tenant, but at no cost to Landlord, (2) Tenant shall pay for all costs and expenses incurred in connection with applying for and obtaining a Cannabis Permit, (3) Tenant will be responsible for satisfying all conditions and requirements of the Cannabis Permit application and subsequent issuance, and (4) Tenant has submitted to the City all documents required by the City to commence the review and processing of the Cannabis Permit application (the "Cannabis Application Documents"). 7 Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132

GENERAL PROVISIONS

ARTICLE I

LEASE TERM AND DESCRIPTION OF PREMISES

Section 1.01. Term of Lease. The terms and provisions of this Lease shall be effective as of the Commencement Date. The Term of this Lease shall be for the term set forth in Item 5 of the Specific Provisions.

Section 1.02. Early Termination. Landlord shall have the right, at Landlord's sole election, upon five (5) days prior written notice to Tenant or, if sooner, upon the effective date of any court order, to terminate this Lease in the event any of the following causes ("Landlord Early Termination Event'):

(i) The attempted seizure (which includes written threat) by any governmental authority seeking forfeiture of the Property, whether or not court proceedings have actually commenced;

(11) The entry of judgment (whether final or not) that has the effect (whether by restraining order, injunction, declaration, or otherwise) of establishing the Tenant's use of the Premises as a public or private nuisance;

(iii) The commencement of an action under any federal, state, or local law (ordinance) or regulation seeking remediation of the Property as a result of a violation by the Tenant of any mandate pertaining to environmental sensitivity or commission of waste, irrespective of Tenant's intent and course of action following its commencement;

(iv) A final, appealable judgment having the effect of establishing that Tenant's operation violates Landlord's contractual obligations (i) pursuant to any private covenants of record restricting the Property or (ii) pursuant to its obligations under its mortgage agreement with Landlord's bank;

(v) An event that causes Landlord's insurance carrier to cancel (i) Landlord's Comprehensive General Liability coverage or (ii) Landlord's casualty coverages on the buildings located on the Property (the "Buildings") unless Tenant procures coverage for the Buildings in an amount sufficient to satisfy Section 8.03(b) below within five (5) calendar days thereafter, and commences and thereafter continues to pay all premiums thereon.

In addition to the foregoing, Tenant shall have the right at the end of the first Lease Year, at Tenant's sole election, upon thirty (30) days prior written notice to Landlord to terminate this Lease in the event any of the following causes ("Tenant Early Termination Event"): Section 1.03. Delivery of Premises. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Commencement Date, this Lease shall not be voidable, nor shall Landlord have any liability to Tenant for any loss or damages resulting therefrom, nor shall the Lease Term or any option term be extended. Upon cancellation in the event Landlord cannot deliver possession of the Premises, neither party shall have any liability to the other for damages or otherwise arising out of or based upon this Lease and the Security Deposit and any Advance Rent paid to Landlord hereunder will be promptly refunded to Tenant. Tenant shall have the non-exclusive right to use in common with other tenants in the Property, and subject to the rules and regulations referred to in this Lease, those portions of the Property which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Property, including the parking lots serving the Property (such areas, together with such other portions of the Property designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "Common Areas"). The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time; provided, however, that (i) Landlord shall not discriminate against Tenant in the enforcement of such rules and regulations; and (11) in the event of conflict between such rules and regulations (and any modifications thereto) and the terms of this Lease, this Lease shall control. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Property and the Common Areas; provided, however, that Landlord shall use commercially reasonable efforts not to make any material alterations or additions to Tenant's designated parking spaces, nor take any action to materially block access thereto, without prior written notice to Tenant.

Section 1.04. Civil Code Section 1938 Disclosure. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges that

(i) the Property has not undergone inspection by a Certified Access Specialist (CASp); and

(ii) a Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs to correct violations of the construction-related accessibility standards within the premises.

To the extent a CASp inspection is obtained by or at the request of Tenant, the costs and fees for such inspection and any related report will be borne by Tenant. With respect to the costs of making any repairs to correct violations of the construction-related accessibility standards within the Premises, such costs will be paid for by Tenant.

Section 1.05. Lease Year Defined. For purposes of this Lease, a "Lease Year" means a period of 12 consecutive months, with the first Lease Year commencing on the Commencement Date and ending 12 full calendar months thereafter.

Section 1.06. Intentionally Omitted.

ARTICLE II

RENT AND OTHER COSTS

Section 2.01. Rent. Commencing on the Commencement Date set forth in Item 5 of the Specific Provisions, but subject to Tenant delay, as discussed in Section 2.04 below, Landlord hereby reserves and Tenant shall pay to Landlord as rent for the Premises, the Base Rent, as set forth in Item 7 of the Specific Provisions, as adjusted from time to time as herein provided.

Section 2.02. Base Rent. Without notice, demand or, except as expressly provided herein, offset, Tenant shall pay to Landlord monthly in advance, on the first day of each calendar month during the Term, in equal monthly installments and in United States currency, Base Rent for the Premises at Landlord's address set forth in Item 16 of the Specific Provisions or such other address as Landlord shall give notice to Tenant, over and above all other charges herein set forth. In addition to the foregoing, Tenant may pay rent by wire transfer of immediately available federal funds pursuant to the following wiring instructions (as the same may from time to time be changed by Landlord in writing:

Bank: Pacific Western Bank 41381 Kalmia St. Murrieta, CA 92562

Account Name: Valwood Group LLC

Routing No.: 122238200

Account No.: 1000885689

The Base Rent shall be adjusted annually as set forth in Exhibit "A" attached hereto. The installment of rent payable for any portion, less than all, of a calendar month shall be a pro rata portion of the installment payable for a full calendar month based on the actual number of days in such calendar month. Concurrent with Tenant's execution and delivery to Landlord of this Lease, Tenant shall pay to Landlord the Advance Rent set forth in Item 11 of the Specific Provisions, which Advance Rent represents one (1) month of Base Rent and will be applied against Base Rent for the first full month of the Lease Term.

Section 2.03. Intentionally Omitted.

Section 2.04. Delay in Delivery. If, pursuant to Section 1.02 hereof, the delivery of the Premises is delayed by Landlord through no fault of Tenant, rents and other amounts payable by Tenant hereunder shall be abated until such date that the Premises are made available to Tenant. If delay in delivery of the Premises is not caused by Landlord or is caused by or through fault or delay of Tenant (including, without limitation, failure to provide or delay in providing certificates of insurance to Landlord), all of the terms, provisions, covenants and conditions of this Lease, including the payment of rent, during such period of Landlord's inability to deliver possession of the Premises to Tenant, shall apply. The Term of this Lease, or any dates relating to rent renegotiations or extension options shall be based on the date specified above as Commencement Date and shall not be adjusted or changed by reason of any delay in delivery of the Premises.

Section 2.05. Additional Rent. During the Term of this Lease, Tenant shall pay as additional rent any money or charge required to be paid by Tenant to Landlord under any provision of this Lease, whether or not the same be designated "additional rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as additional rent with any installment of rent thereafter falling due. Nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy available to Landlord.

Section 2.06. Assessments, Taxes and Other Property Expenses.

Rent under this Lease shall be "Net, Net, Net." Commencing as of the Commencement Date, Tenant shall pay as additional rent 100% of all taxes, assessments, charges and all other costs and expenses of every kind and nature whatsoever, ordinary and extraordinary, arising out of or in connection with the ownership, maintenance, repair, replacement, use and occupancy of the Premises (plus Tenant's Share of such costs and expenses for the Property, to the extent same are separate and distinct from such costs for the Premises) during the Term of this Lease including those set forth in this Article II and as otherwise provided in this Lease. Such taxes, assessments, charges and other costs (collectively, "Property Expenses"') shall include, but not be limited to: real property taxes; property and liability insurance (including deductibles); governmental assessments; and other governmental charges (general, special, ordinary and extraordinary) and including any tax which shall be in substitution of or in addition to taxes now levied, assessed or imposed on the Property; maintenance charges payable by Landlord under reciprocal easement agreements or easement agreements or for the use of rights of way in the public way; Landlord's overhead expenses for management, bookkeeping, legal fees, administrative and other personnel and services (including such things as salaries, payroll taxes, workers' compensation premiums and fringe benefits and fees and expenses incurred in connection with audits of the fund to which Tenant's share of estimated Property Expenses is to be added); Landlord's other expenses pertaining to the management of the Property; building repairs; common area repair; maintenance and cleaning of real and personal property; line painting; costs of garbage or refuse collection; management fees (whether or not performed by a third party); professional fees; landscaping and exterior cleaning; water and sewer charges; electricity and other utility costs provided to the Property; capital expenditures required because of governmental regulations or other actions; depreciation of capital expenditures for the purpose of conserving energy; equipment purchased; depreciation of equipment; interest on the cost of acquiring or replacing equipment; any expenses incurred in contesting real property tax assessments and assessments or charges made under any betterment or improvement law or otherwise; security and miscellaneous policing; billing; auditing and legal expenses; any expenses incurred in contesting real property tax assessments and assessments or charges made under any betterment or improvement law or otherwise; controlling picketing and handling labor disputes; personal property taxes (if any); and any other costs of owning, operating, maintaining and repairing the Property; and other costs of a similar nature, based on fixed ongoing costs or based on use or consumption, as determined from time to time by Landlord in its sole discretion (but excluding therefrom any municipal, state or federal income, excess profits, gift, estate, succession, inheritance, franchise or transfer taxes imposed upon or payable by Landlord). In addition to any and all the above costs incurred by Landlord, Tenant agrees to pay as additional rent an administrative fee of fifteen percent (15%) of all the above costs. Without limiting the generality of the foregoing, Tenant shall be directly responsible for the payment of any special taxes, fees or assessments which are levied against the Property because of Tenant's Permitted Use.

Section 2.07. Payment of Property Expenses.

(a) Property Expenses shall be based on a twelve month period designated by Landlord ("Property Expense Year"), provided, however, that Landlord shall have the authority to allocate the costs incurred in making extraordinary repairs between or among as many Property Expense Years as Landlord, in its sole judgment, deems reasonable. Tenant's share of the annual cost shall be calculated in the manner provided above and charged to Tenant.

(b) Prior to the beginning of each Property Expense Year during the Term of this Lease, or any extension thereof, Landlord shall make its best estimate of the Property Expenses for the Property Expense Year. Landlord may revise that estimate from time to time during that Property Expense Year, in accordance with changing conditions or actual experience.

(c) The payments to be made by Tenant to Landlord for Property Expenses shall be made on a monthly basis on the first day of each month in accordance with statements presented by Landlord to Tenant as updated from time to time.

(d) For each and every calendar month during the Term of this Lease, or any extension thereof, Tenant shall pay to Landlord, in addition to the Base Rent and other amounts due under this Lease, at the same time and place as the Base Rent is payable to Landlord, 1/12th of the estimated Property Expenses (as adjusted from time to time by Landlord as herein provided). If there is any period during which Base Rent shall be excused, Tenant shall not be excused from payment of Property Expenses, which payment will be paid when Base Rent would otherwise have been payable. Tenant's estimated Property Expenses shall be paid in advance, without any offsets or deductions. If the Term of this Lease shall not commence on the first day of a calendar month or end on the last day of a calendar month, Tenant's payment of estimated Property Expenses for such month(s) shall be a pro rata portion of the installment payable for a full calendar month based on the actual number of days in such calendar month.

(e) If, at any time during any Property Expense Year, Landlord revises upward its best estimate of Property Expenses for that Property Expense Year, Landlord shall notify Tenant of such revision. In the event of any such upward revision, Tenant shall pay to Landlord at the place specified for payment of Base Rent, on the date on which the next regular installment of Tenant's Property Expenses becomes due the upwardly revised Property Expenses Amount together with the difference between (i) the total amount which Tenant would have been obligated to pay Landlord for the then current Property Expense Year pursuant to this Section 2.07, if the revised estimated Property Expenses had been in effect continuously from and including the first day of that Property Expense Year, and (11) the total amount which Tenant actually paid Landlord for the then current Property Expense Year pursuant to this Section 2.07. If at any time during the Property Expense Year Landlord revises downward its best estimate of Property Expenses for that Property Expense Year, Landlord shall notify Tenant of such revision.

(f) After the end of each Property Expense Year, Landlord shall determine the actual Property Expenses during that Property Expense Year. Landlord will endeavor to complete the foregoing calculations within ninety (90) days following the end of each Property Expense Year (provided, however, Landlord will endeavor to calculate the same within ninety [90] days following the natural expiration of the Lease Term). Within a reasonable time after such determination has been made by Landlord, Landlord shall provide Tenant with a written statement (i) reporting such actual Property Expenses, (ii) reporting the total amounts actually paid by Tenant to Landlord for that Property Expense Year (including any adjustments pursuant to paragraph (e) of this Section 2.07), and (iii) informing Tenant of the difference, if any, between items (i) and (ii). If the amount of item (1) shall be greater than the amount of item (ii), Tenant shall pay the difference to Landlord, at the place specified for payment of Base Rent, within 10 calendar days after notice thereof has been given by Landlord. If the amount of item (11) shall be greater than the amount of item (i), Landlord shall credit Tenant with such difference. Except as provided in subsection (g) below, any such credit shall be applied by Landlord, without interest, against the next installment of Tenant's share of Property Expenses which becomes due after such statement has been completed and, if any portion of that credit remains unused after such application, the remaining portion shall be applied against each succeeding installment on Tenant's estimated share of Property Expenses which becomes due, until either the credit is consumed or the Term of this Lease, or any extension thereof, expires or is terminated prior thereto.

(g) If, for any reason other than the default of Tenant, this Lease ends on a day other than the last day of a Property Expense Year, the amount of increase (if any) in Property Expenses payable by Tenant applicable to the Property Expense Year in which this Lease ends will be calculated on the basis of actual expenses for the period up to the lease termination date. Ifa credit exists upon expiration of the Term of this Lease, or any extension thereof, Landlord shall apply such credit against any other unpaid obligations of Tenant to Landlord under this Lease, and shall refund any remaining sum to Tenant within a reasonable time thereafter.

Section 2.08. Real Property Taxes and Assessments. During the Term of this Lease, and any extension thereof, Tenant shall promptly pay to Landlord, as additional rent, (i) all real property taxes which are levied or assessed by any lawful authority against the Property including the Buildings and the land thereunder (or any part thereof), and (ii) all assessments or charges made under any betterment or improvement law or otherwise which may legally be imposed with respect to the Property or any part thereof. Tenant's real property taxes, assessments and charges shall be calculated as a part of the Property Expenses described in Section 2.06 hereof and paid in advance in the manner described in Section 2.07. All such real property taxes, assessments and charges assessed prior to, but payable by Landlord in whole or in installments after, the commencement of the Term of this Lease and all such real property taxes, assessments and charges assessed during the Term of this Lease, or any extension thereof, but payable by Landlord in whole or in installments after the expiration of the Term, or any extension thereof, shall be adjusted and prorated (on a 30-day month basis) in such a way that Landlord shall be responsible to pay such amounts due for the periods prior to commencement and subsequent to the expiration of the Term of this Lease, or any extension thereof, and Tenant shall be responsible to pay such amounts due during the Term of this Lease and any extension thereof.

Section 2.09. Personal Property Taxes. Tenant shall also pay to Landlord, as additional rent, with each payment of Base Rent and Property Expenses, and any other payment to Landlord provided in this Lease, an amount equal to the State of California tax on the assessed value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant.

ARTICLE II

SECURITY DEPOSIT AND OTHER SECURITY

Section 3.01. Security Deposit. Tenant, contemporaneously with the execution and delivery of this Lease, and thereafter throughout the entire Term of this Lease and any extension thereof, shall maintain on deposit with Landlord or Landlord's authorized agent a sum equal to the amount specified in Item 10 of the Specific Provisions as the "Security Deposit" or such proportionately greater sum as may be required by Landlord due to increases in Base Rent as herein provided. The Security Deposit shall be held by Landlord, without liability for interest, as security for the full and faithful performance by Tenant of all of the terms, provisions, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term, or any extensions thereof. Landlord may commingle the Security Deposit with other funds of Landlord. Landlord shall have a present, perfected security interest in the Security Deposit. Tenant may not elect to apply the Security Deposit toward the payment of rent or any other financial obligation of Tenant, including, without limitation, defense and indemnification obligations, at any time.

Section 3.02. Use and Return of Security Deposit. If Tenant fails to keep and perform any of the terms, provisions, covenants or conditions of this Lease to be kept and performed by Tenant, including, without limitation, the payment of rent and/or any other sums due hereunder, then Landlord, at its option, may (but shall not be required to) appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to the payment of any sum in default or any other sum which Landlord may be required to spend by reason of Tenant's default, including any damages or deficiency in reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. Should the entire Security Deposit, or any portion thereof, be so appropriated and applied by Landlord, then Tenant shall, upon written demand of Landlord, immediately remit to Landlord a sufficient amount in cash to restore the Security Deposit to the original sum deposited or such greater sum as may be required by Landlord due to increases in Base Rent as provided above, and Tenant's failure to do so within five (5) calendar days after such demand has been made shall constitute a default under this Lease. If Tenant fully and faithfully performs every provision of this Lease to be performed by it including vacating the Property, the Security Deposit, or any balance thereof, less the cost of any repair necessary because Tenant caused damages when removing personal property, failed to clean the Premises upon the termination of Tenant's tenancy or failed to return the Property in the condition required hereunder, will be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within forty-five (45) days following the expiration of the Lease Term; provided, however, Tenant acknowledges that Landlord is entitled to keep the Security Deposit in the event of a termination of this Lease pursuant to Paragraphs 4 or 9 of the Special Provisions. Tenant will not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of California Civil Code Section 1950.7, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

Section 3.03. Transfer of Security Deposit. If Landlord sells its interest in the Property, Landlord may assign, transfer and/or deliver the Security Deposit to any purchaser of Landlord's interest, and thereupon Landlord shall be discharged from any further liability or obligations with respect thereto. The provisions of the preceding sentence shall apply to every subsequent sale or transfer of the Property or any interest therein, and any successor may, upon such sale, transfer or other cessation of interest of such successor in the Property, whether in whole or in part, pay any unapplied portion of the Security Deposit to the successor owner and shall thereafter be relieved of all further liability or obligations with respect to the Security Deposit.

Section 3.04. Security Interest In Personal Property. To the fullest extent not otherwise prohibited by applicable law, Tenant hereby grants to Landlord a security interest in the collateral of Tenant described below pursuant to the California Commercial Code, to secure full performance by Tenant of the terms, provisions, covenants and conditions contained in this Lease. The collateral shall consist of the following: all licenses required to operate at the Premises for the Permitted Use; all inventory of Tenant at the Premises from time to time, including all merchandise, raw materials, goods in process and finished goods, and all furniture, fixtures, equipment and other items that Tenant may install or use in or upon the Premises from time to time, whether now so used or installed or used or installed at any time during the Term of this Lease or any extension thereof (all of inventory, furniture, fixtures and equipment hereinafter collectively called "collateral"); provided, however, excluding all cannabis plants and other inventory or equipment for which a security interest may not be taken by Landlord under California law. Tenant acknowledges and agrees that Landlord, in its sole and absolute discretion, may require Tenant to execute agreements to perfect Landlord's secured interest in the collateral, including without limitation Landlord's form of pledge and security agreement. This Lease shall constitute a security agreement under the Uniform Commercial Code so that Landlord shall have and may enforce such security interest. Tenant represents, warrants and covenants that no financing statement covering the collateral or any part thereof, or any proceeds thereof, is on file with any public office. Upon execution of this Lease, or at any time thereafter at the request of Landlord, Tenant shall join in executing one or more financing statements pursuant to Article 9 of the California Commercial Code in form satisfactory to Landlord and any other instrument or document requested by Landlord to reflect the security interest hereby granted. Tenant shall pay the costs of filing such statement or statements or other instrument or document wherever filing is deemed necessary or desirable by Landlord. As to each item of collateral, Tenant warrants and represents that it is the owner of the collateral free from any liens, security interests or encumbrances, except for the security interest granted herein. Tenant shall defend the collateral against any and all claims and demands of all persons at any time claiming the collateral or any interest therein. Tenant shall have the right to sell in the ordinary course of its business all of the inventory collateral and no other. Tenant shall have no power to sell and shall not offer or attempt to sell or otherwise dispose of any other types of collateral without the specific written consent of Landlord. For purposes hereof, sales in the ordinary course of Tenant's business shall not include a transfer or disposition in satisfaction, in whole or in part, of an existing indebtedness. With respect to the collateral, upon Tenant's default under any provisions of this Lease, (a) Landlord shall have all the rights, remedies and privileges with respect to repossession, retention and sale of the collateral and disposition of the proceeds as are accorded to a secured party by the applicable sections of the California Commercial Code in effect as of the date of the security agreement, (b) Landlord's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the collateral shall be chargeable to Tenant and secured hereby, (c) Tenant shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith upon demand, (d) Landlord may at its discretion, and in addition to its other remedies hereunder, (i) enter upon the Premises peaceably by Landlord's own means or with legal process and take possession of the collateral, or render it unusable, or dispose of the collateral, and Tenant agrees not to resist or interfere therewith; and (ii) require Tenant to assemble the collateral and make it available to Landlord at a place to be designated by Landlord, reasonably convenient to both parties; and (e) unless the collateral is perishable or threatens to decline speedily in market value or is of a type customarily sold on a recognized market, Landlord will give Tenant reasonable notice of the time and place of any public sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is sent by registered or certified mail, postage prepaid, to the address of Tenant stated herein, at least five (5) days before the time of sale or disposition.

Section 3.05. Release of Security Interest; Subordination. Upon the expiration or sooner termination of this Lease or any extension thereof, Tenant not then being in default hereunder, Landlord shall release its security interest in the collateral. Landlord agrees that the security interest granted herein shall be subordinate to a security agreement and financing statement executed by Tenant subsequent to this Lease in favor of any recognized financial institution authorized to do business in the State of California and covering all or a portion of the collateral, if such security interest is given solely for the purpose of acquiring inventory, furniture, fixtures and equipment for sale from or use in the Premises and/or installing furniture, fixtures and equipment in, on or upon the Premises. Such security agreement and financing statement to which the security interest herein granted shall be subordinate shall expressly provide, among other things, that the secured party shall not, upon default of Tenant or any action by such secured party to enforce the security agreement, post any signs, in, upon or around the Premises which may be objectionable to Landlord, advertise nor conduct any sales or auctions of the collateral on, from or upon the Premises, and upon removal of such items from the Premises, shall restore and refinish the Premises to Landlord's satisfaction.

ARTICLE IV

LANDLORD'S SERVICES

Other than causing the Property to be insured in accordance with Section 8.03 below, the cost of which is reimbursable by Tenant as part of Property Expenses, Landlord will have no obligation to provide any services to the Premises including maintenance and utilities. Tenant shall, at Tenant's sole expense, keep the Premises and every part thereof clean and in good condition and repair and perform all reasonably required maintenance and repairs to the Premises. Without limitation on the foregoing, Tenant is responsible for obtaining all utilities and other services to the Premises, at Tenant's sole cost and expense, furnishing all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers, and will operate, manage and maintain in good condition and repair all building equipment, systems, parking areas, streets, sidewalks, plantings and other areas and facilities of the Premises during the Term. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

ARTICLE V

TENANT IMPROVEMENTS REPAIRS AND ALTERATIONS

Section 5.01. Acceptance of Premises. Tenant agrees that Landlord is under no obligation to pay for or provide any improvements to the Property. Tenant accepts the Property in its "As Is, Where Is" condition as of the Effective Date and Tenant hereby waives all claims of defects in the Property and its appurtenances and in all other parts of the Property. Landlord disclaims any and all express or implied warranties of merchantability or fitness for any particular purpose relative to the Premises or any component part thereof.

Section 5.02. Fixtures and Alterations. All fixtures installed by Tenant in areas intended to be exposed to the public shall be new. All fixtures in areas not intended to be visible to the public shall be new or may be completely reconditioned. All alterations made by Tenant shall use and incorporate all new materials.

Section 5.03. Consent Required. Tenant hereby waives all rights to make repairs at Landlord's expense. Tenant shall not make or cause to be made any alterations, improvements, changes, modifications or repairs in or to the Premises, without the prior written consent of Landlord, which consent will not to be unreasonably withheld or delayed; provided, however, that Tenant may make minor, cosmetic and non-structural alterations or utility installations to the interior of the Premises without such consent but upon notice to Landlord, so long as same do not involve puncturing, relocating or removing the ceiling, roof or any existing walls and do not affect building systems. Landlord may condition its consent to any alterations on Tenant's agreement to remove at Lease expiration or termination any non-standard warehouse improvements, racking or other equipment bolted to the floor, and restoration of floors to their condition prior to equipment being bolted thereto (i.e., filling all wholes and making the affected area level). Landlord may also require, as a condition to its consent to any alterations, that any architect retained by Tenant in connection with such alterations be certified as a Certified Access Specialist (CASp), and that following the completion of such alterations, such architect shall certify the Premises as meeting all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53. When applying for any such consent, Tenant shall furnish three (3) sets of complete plans and specifications covering the desired additions, alterations or changes unless the cost of such additions, alterations or changes shall be less than One Thousand Dollars ($1,000.00). Tenant shall reimburse Landlord for any costs Landlord may incur in reviewing such plans and specifications, including, but not limited to, fees of Landlord's architect. Any construction, additions, alterations or changes by Tenant shall be performed by licensed contractors. Tenant shall construct all alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance, including, without limitation, Title 24 Building Energy Efficiency Standards and Title HI of the Americans with Disabilities Act, and pursuant to a valid building permit issued by the City. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. If Tenant makes any alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such alterations will, at Landlord's election, either be insured by Tenant pursuant to Section 8.03 of this Lease immediately upon completion thereof or added to Landlord's insurance and the additional cost therefor will be included as part of Property Expenses. All work with respect to any alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Upon completion, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of Los Angeles County in accordance with California Civil Code Section 8182 or any successor statute, (ii) provide Landlord with a copy of the "as-built" plans and (iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials satisfying Civil Code Section 8138 or any successor statute. Subject to compliance with applicable law, Tenant shall deliver to Landlord keys for all locks on the Premises for use by Landlord and its agents in connection with emergency entries.

Section 5.04. Bond. Before beginning the construction of any improvement, alteration, change, modification, addition or repair on the Premises, Tenant shall deposit with Landlord a bond or certificate, in form and amount and with surety satisfactory to Landlord, and to any mortgagee of Landlord's interest hereunder, guaranteeing the completion of such work free and clear of all mechanics' and materialmen's liens. Landlord or any such mortgagee may, at its option, require Tenant to provide satisfactory evidence of Tenant's ability to pay for such improvement, alteration, change, modification, addition or repair.

Section 5.05. Liens for Work. Tenant shall keep the Property free from any and all liens or encumbrances arising out of any work performed by or on behalf of Tenant, materials furnished by or to Tenant, or obligations incurred by or on behalf of Tenant.

Section 5.06. Payments for Repairs. All damage or injury done to the Premises by Tenant or by any persons who may be in or upon the Premises with the consent of Tenant shall be paid for by Tenant. Tenant shall pay for all damages to the Property including the Buildings caused by Tenant's misuse of the Property or the appurtenances thereto.

Section 5.07. Buildings and Alterations Become Property of Landlord. Subject to Landlord's express rights hereunder to have alterations and improvements removed by Tenant and restore the Property in connection with Tenant's surrender of the same to Landlord, all alterations, additions and improvements, except trade fixtures and personal property installed by Tenant and which are removable without damage to the Property, shall upon installation, become the property of Landlord. Any security system installed by Tenant ("Tenant Security System'') shall become a trade fixture and may be removed by Tenant upon the expiration or earlier termination of the Lease, provided that Tenant repairs any damage caused either by such installation or the removal thereof and returns the Property to its original condition prior to such installation. Prior to installation of any Tenant Security System, Tenant shall provide detailed plans and drawings of same, together with detail as to the hardware and equipment to be used, method of installation and location, which shall be subject to Landlord's approval in its sole discretion. Tenant shall, at the termination of this Lease by the expiration of time or otherwise, surrender and deliver up the Premises to Landlord in good repair, order and condition, reasonable use and wear excepted, and shall surrender all keys for the Premises to the Landlord at the place then fixed for payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Subject to Sections 3.04 and 13.02 hereof, Tenant shall remove all its trade fixtures, furniture, furnishings, unattached equipment and, as applicable, alterations or improvements before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused thereby. Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the Term of this Lease.

Section 5.08. Improvements Not Required. No leasehold improvements by Tenant are required, and, consequently, the interest of Landlord shall not be subject to mechanics' liens under the terms of the California Civil Code. To the extent that Tenant shall elect to provide any leasehold improvements, however, the following terms shall apply to all such work. At Tenant's expense, Tenant shall provide its own design and construction drawings and specifications for such leasehold improvements, if any, and all such improvements shall be constructed by Tenant's contractor at Tenant's sole expense. All approvals for improvements shall be subject to the terms and procedures which shall be specified by Landlord.

Section 5.09. Equipment and Trade Fixtures. Without limiting the general provisions of Section 6.02, Tenant shall only employ such equipment and trade fixtures, including, without limitation, lighting or heating equipment as are in compliance with all regulations, standards, statutes and ordinances, manufacturer's recommendations for usage, and prudent electrical and plumbing practices. In addition to Landlord's rights under Article X of this Lease, Landlord shall have the right at any time, and from time to time to access the Premises, upon twelve (12) hours' prior telephonic notice and compliance with state and city licensing rules restricting landlord access and Tenant's reasonable security protocols, to ensure compliance with the foregoing standards, and Tenant shall immediately comply with any recommendations of any fire department personnel, department of building safety personnel, licensed engineers, electricians, fire safety experts, or plumbers who perform any such inspections.

ARTICLE VI

TENANT'S BUSINESS

Section 6.01. Annoying or Injurious Conduct. Other than the delivery of cannabis containing products, Tenant shall not perform any acts or carry on any practices at the Property or annoy or disturb other tenants of the Property. Tenant will not, without the prior written consent of Landlord, install any exterior decorations or painting or install any radio or television antennae, loudspeakers, sound amplifiers, or any devices on the roof or exterior walls of the Premises. Notwithstanding the foregoing, subject to Landlord's approval in its sole and absolute discretion of Tenant's plans and drawings (which shall be submitted to Landlord for approval at least seven (7) business days prior to the installation of same) for the design, installation, placement and type of system/system specifications, Tenant may install an exterior security system at the Premises. No loudspeakers, radios or other means of broadcasting which can be heard outside the Premises shall be used by Tenant. Tenant shall not hawk or cry out or use any advertising practices, either vocal, mechanical, electronic or otherwise, on or about the Premises, such as (but not limited to) flashing lights, searchlights, loudspeakers, or recorded or radio music. Other than the Permitted Use, Tenant shall not perform or permit any acts or carry on any practices which in the sole opinion of Landlord may injure the Property or annoy or disturb other tenants of the Property.

Section 6.02. Observance of Laws. Tenant shall not use or permit the use of the Premises or any part thereof for any use or purpose which violates any laws, ordinances, rules, regulations, or requirements of any governmental authority having jurisdiction over the Property (but with respect to federal laws such obligation will apply only to the extent such federal laws are not inconsistent with Tenant's right to use the Premises for the Permitted Use), and Tenant shall at its sole cost and expense observe and comply with all such laws, ordinances, rules, and regulations or requirements of any governmental authority having jurisdiction, and tenant shall at its sole cost and expense observe and comply with all such laws, ordinances, rules and regulations now or hereafter made by any governmental authority applicable to the Premises or any improvements therein or thereon and pertaining in any way to the condition, use, or occupancy thereof. Tenant will indemnify, defend and hold Landlord Parties harmless from any and all liabilities, costs, and expenses (including reasonable attorneys' fees) incurred by Landlord by reason of failure of Tenant to observe and perform the foregoing. Tenant further agrees to indemnify defend and hold Landlord Parties harmless from any and all liabilities, costs, and expenses (including reasonable attorneys' fees) incurred by Landlord by reason of any Early Termination Event, except to the extent that such liabilities, costs and expenses result solely from the gross negligence of Landlord or Landlord Parties.

Section 6.03. Change in Use. Tenant shall not use the Premises for any purpose except as expressly specified in Item 3 of the Specific Provisions without the express prior written approval of Landlord, which approval may be granted or withheld by Landlord in its sole discretion.

Section 6.04. Liens. Tenant shall not commit or suffer any act or neglect whereby the Property (including the improvements), or the interests of Tenant therein, or this Lease, at any time shall become subject to any attachment, judgment, lien, charge, or other encumbrance, and Tenant shall indemnify, defend and hold harmless Landlord Parties against and from all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord hereinafter identified in connection therewith.

Section 6.05. Signs. Tenant shall not place or permit or cause to be placed any sign, marquee, awning, decoration or other attachment on or to the roof, front, windows, doors or exterior walls of the Premises without the prior written consent of Landlord, which consent may be granted or withheld by Landlord in Landlord's sole discretion; provided, however, Landlord's approval as to Tenant entrance identifying signage will not be unreasonably withheld or conditioned. Upon termination of this Lease, Tenant shall remove all signs installed by Tenant and repair any damage caused by such removal. Landlord may, without liability and at Tenant's expense, enter upon the Premises and remove any sign, marquee, awning, decoration or attachment placed on the Premises without such consent. Landlord may from time to time establish and enforce rules and regulations regarding size, type and design of exterior signs and decorations in the Property, including, without limiting the generality of the foregoing, that signs be located on a frame or sign board provided by Landlord and that the lettering of all signs conforming to such rules and regulations. Landlord hereby reserves the exclusive right to use for any purpose whatsoever, the roof and exterior of the walls of the Premises and of the building in which the Premises are located. Tenant shall repair, at its sole cost and expense, any damage to the building in which the Premises are located caused by the erection, maintenance or removal of any sign, marquee, awning, decoration or other attachment. Except as otherwise provided herein, Tenant shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Buildings all signs and advertising matter customary or appropriate to the conduct of Tenant's business; provided, however, that such signs are not visible from the exterior of the Premises and that Tenant shall upon demand of Landlord immediately remove any sign, advertisement, decoration, lettering, notice or display of goods which Tenant has placed or permitted or caused to be placed in, on, upon or about the Premises and which Landlord reasonably deems objectionable, unsightly, inappropriate or offensive. If Tenant fails or refuses so to do, Landlord may enter upon the Premises and remove the same at Tenant's cost and expense.

Whether or not open for business, Tenant shall keep the Premises illuminated as required by applicable law including, without limitation, City Ordinance No. 1688.

Section 6.06. Prohibited Uses. Tenant shall not operate any business at, in, on, upon or from the Premises or permit any concessionaire, licensee, sublessee or other person to operate any business at, in, on, upon or from the Premises in violation of any applicable federal (but excluding applicable federal laws to the extent they are inconsistent with Tenant's right to use the Premises for the Permitted Use), state and local laws including, but not limited to, state cannabis licensing and program rules and local zoning and business law ordinances or regulations, nor shall Tenant use the Premises or permit any concessionaire, licensee, sublessee or other person to use the Premises for the storage, display and/or sale of any pornographic materials, books, magazines, movies or peep shows, for the conducting of any dating services or brokerage, massage parlor, fortune-telling or palm reading business, photographic salon or studio devoted to nude photographs or display of such photographs, nudist club, or club, room or den where narcotics or illegal drugs are illegally offered, sold, used, stored or otherwise made available (but excluding applicable federal laws to the extent they are inconsistent with Tenant's right to use the Premises for the Permitted Use), or for the operation of such machines or any devise, arrangement or activity of the purpose of gambling, social or otherwise.

Section 6.07. Conduct of Tenant's Business. No auction, fire, distress, bankruptcy or closing-out sales shall be conducted at, in, on, upon or from the Premises.

Section 6.08. Storage, Office Space. Tenant shall warehouse, store and/or stock in the Premises only such goods, wares and merchandise as are reasonably required in connection with Tenant's Permitted Use and all such storage will be conducted in accordance with applicable law (but excluding applicable federal laws to the extent they are inconsistent with Tenant's right to use the Premises for the Permitted Use).

Section 6.09. Animals. With the exception of guide dogs, signal dogs and service animals that Tenant is legally obligated to allow access the Property, Tenant shall not at any time keep or permit the keeping of any animals of any kind at, in, on, about or upon the Premises.

Section 6.10. Lodging Prohibited. Tenant shall not use or permit the use of any portion of the Premises as living quarters, sleeping apartments or lodging rooms.

Section 6.11. No Hazardous Materials. Tenant shall keep the Premises, or cause the Premises to be kept, free and clear of any "hazardous substances," "hazardous materials," "toxic substances," "hazardous wastes," "pollutants" or "contaminants," as such terms and words of similar import (collectively called "Hazardous Materials") are defined or used in the federal and state environmental laws presently existing as of the Effective Date or hereafter enacted (collectively called the "Environmental Laws') or if the use of certain Hazardous Materials is required or permitted to be used in the construction of any improvements within the Premises (for example, wood preservatives) or in the operation of any businesses within the Premises (for example, cleaning agents), the Tenant shall use and dispose such Hazardous Materials, or cause such Hazardous Materials to be used and disposed, in compliance with the applicable laws. Tenant shall promptly notify the Landlord, in writing, if the Tenant at any time shall become aware of any spillage, release or discharge of Hazardous Materials on, within or under the Premises, and shall provide such detailed reports thereof as the Landlord may reasonably request. Tenant shall indemnify and hold Landlord Parties harmless against all costs and expenses (including reasonable attorneys' fees), losses, damages, and liabilities incurred by the Landlord which may arise out of or may directly or indirectly be attributable to: (a) Tenant's use, generation, manufacture, treatment, handling, refining, production, processing, storage, release, discharge, disposal or presence of any Hazardous Materials on or within the Premises which shall occur during the Lease Term; (b) any amounts assessed against Landlord pursuant to the laws based upon Landlord's ownership of the Premises, for the clean-up or disposal of Hazardous Materials described in the foregoing clause (a); and (c) the Landlord's enforcement of Tenant's covenants hereunder, whether or not suit is brought therefor. This indemnity shall not apply to any Hazardous Materials or hazardous waste conditions that existed prior to the Effective Date and exacerbated due to Tenant's use of the Premises. This indemnity shall survive any termination or expiration of this Lease.

Section 6.12. Tenant not on the SDN List. For the purpose of this subsection, "OFAC" means the Office of Foreign Assets Control, United States Department of the Treasury, or any other office, agency or department that succeeds to the duties of the OFAC. "SDN List" means the Specially Designated Nationals and Blocked Persons Lists maintained by OFAC, as such list is amended from time to time. Tenant covenants that at no time from time of the execution of this Lease and during the tenancy, will Tenant its officers, directors or shareholders be a person identified on the SDN List.

ARTICLE VII

MAINTENANCE

Section 7.01. Maintenance of Premises. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Property have been made by Landlord to Tenant. Tenant shall at its own cost and expense keep and maintain all parts of the Premises in good condition (which obligation expressly included replacement, in necessary), promptly making all necessary repairs and replacements, whether structural or non-structural, ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, parking lots, driveways, landscaping, rail tracks serving the Premises, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty not Tenant's obligation to repair excepted. All trash, refuse and waste materials will be maintained so as not to constitute any health or fire hazard or nuisance, will be deposited in adequately covered containers which are located within the building or in the designated trash areas outside the building. To the extent not provided a part of municipal services or if required in greater frequency due to Tenant's operations, Tenant will contract, at Tenant's sole cost and expense, with a reputable refuse removal company to remove refuse from the Property. Without limitation on the foregoing or anything contained herein, Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect. If requested by Landlord, Tenant will participate in a reasonable program of recycling waste products from the Premises.

Section 7.02. Waste or Nuisance. Excluding the Permitted Use, Tenant shall not commit or cause or permit to be committed any waste or nuisance upon the Premises.

Section 7.03. Repairs by Tenant. Tenant shall at all times keep the Premises, including, without limiting the generality of the foregoing, exterior entrances, parking areas, loading docks, all glass and show window moldings, all floors, partitions, doors, fixtures, equipment and appurtenances thereof, all lighting and plumbing fixtures, any air conditioning system, electronic, computer, telephone and data cabling, any sidewalks or walkways adjacent to the Premises, in good order, condition and repair, and shall periodically refinish and resurface the surfaces of both the interior of the Premises, the parking areas, and the exterior of the Buildings, which shall include the roof or the portion thereof surrounding any equipment installed by Tenant or any penetration as a result of Tenant's work or improvements and special finishes, materials or treatments by Tenant.

Section 7.04. Maintenance of Plumbing. The plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substances of any kind shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from a violation of this Section 7.04 shall be borne by Tenant who shall, or whose employees, agents or invitees shall, have caused such damage.

Section 7.05. Right to Cure Default. If Tenant fails, refuses or neglects to maintain or repair the Property as required hereunder to the reasonable satisfaction of Landlord as soon as reasonably possible following written demand by Landlord, Landlord may make such repairs without liability to Tenant for any loss or damages that may accrue to Tenant's stock or merchandise or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, together with a fee of fifteen percent (15%) of such cost to cover Landlord's coordination and supervision of such repair.

Section 7.06. Service Contracts. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing (i) all heating and air conditioning systems (HVAC) and other equipment serving the Premises and (ii) the roofs of each Building in which the Premises is located. A copy of such service agreements shall be furnished to Landlord. The service contracts with respect to the HVAC and other equipment serving the Premises will include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant, enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

ARTICLE VIII

ACCIDENT, INDEMNITY, INSURANCE

Section 8.01. Indemnity. Tenant shall defend, hold harmless and indemnify Landlord Parties from and against any and all liability, damages, costs, or expenses (including attorneys' fees) arising from any act, omission or negligence of Tenant, or the officers, directors, employees, servants, agents, contractors, licensees, guests, invitees, or visitors of Tenant in or about the Property, or arising from any accident, injury, or damage, however and by whomsoever caused to any person or property, occurring in or about the Premises, provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the gross negligence of Landlord, or of any officer, director, member, manager, employee, servant, agent, contractor, licensee, guest, invitee, or visitor of Landlord.

Section 8.02. Release of Landlord. Landlord shall not be liable for, and their respective officers, directors, members, managers, mortgagees, employees, servants and agents shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's property or the property of any person claiming by, through or under Tenant resulting from: (a) wind or weather; (b) the failure of any sprinkler, heating or air- conditioning equipment, any electric wiring or any gas, water or steam pipes; (c) the backing up of any sewer pipe or downspout; (d) the bursting, leaking or running of any tank, water closet, drain or other pipe; (e) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Property; (f) any act or omission of any party other than Landlord or their respective officers, directors, members, managers, mortgagees, employees, servants and agents, including, without limitation, guests, invitees, and employees of other tenants; and (g) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Section 8.03 below.

Section 8.03. Insurance.

(a) Tenant's Insurance. Tenant shall carry and maintain the following insurance ("Tenant's Insurance"), at its sole cost and expense: (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit as required by the Development Agreement and as further qualified in Section 1(b)(i) of the Co-Operating Agreement (and provided, further, that if Tenant applies for a waiver from the City of Lynwood regarding compliance with the insurance policy limit requirements set forth in the Development Agreement as further qualified by the Co-Operating Agreement, Tenant first must provide reasonable prior notice to Landlord of such request), including Blanket Contractual Liability, Fire Legal Liability and such other coverages in such amounts as Landlord reasonably may require; (b) All Risk/Special Form Property/Business Interruption Insurance (covering interruption for at least 12 months), including plate glass, written at replacement costs value and with a replacement cost endorsement covering (x) all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises ("Tenant's Property") and (y) if applicable, Tenant alterations; (c) Workers' Compensation Insurance as required by the State of California and in amounts as may be required by applicable statute; (d) Employers Liability Coverage of at least Five Hundred Thousand Dollars ($500,000.00) per occurrence; (e) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; and (f) increased amounts of the insurance required to be carried by Tenant pursuant to this Section 8.03 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord in connection with the Permitted Use. Any company writing any of Tenant's Insurance shall have a A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), and its respective members, principals, beneficiaries, partners, officers, directors, employees, mortgagees and agents, and other designees of Landlord as the interest of such designees shall appear, as additional insureds. Tenant shall increase the limits of coverage from time to time as Landlord may reasonably require. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the commencement of this Lease or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least fifteen (15) days prior to the expiration of the insurance coverage. If Tenant fails to procure such insurance, or to deliver such policies or, if permitted, certificates, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Article XV, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as additional rent within ten (10) days after delivery of bills therefor.

(b) Landlord's Insurance. Landlord may carry comprehensive general liability insurance with respect to the Property during the Term, and shall further insure the Buildings during the Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine and the premiums for all insurance coverage maintained by Landlord may be included in Property Expenses. Additionally, at the option of Landlord, such insurance coverage may (but shall not be obligated to) include the risks of acts of terrorism, earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Property. Notwithstanding the foregoing provisions, the coverage, deductibles and amounts of insurance carried by Landlord in connection with the Property shall, at a minimum, be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of comparable buildings in the City (provided that fire and extended coverage property insurance shall be carried in an amount equal to not less than the Property's full replacement cost valuation). Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to Tenant's specific use of the Premises, provided that the same do not preclude or materially impair the use of the Premises for the Permitted Use. If Tenant's conduct or use of the Premises directly causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all tules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body that are generally applied to warehouse tenants and are generally imposed upon cannabis cultivators.

(c) Liability. Except as specifically provided herein to the contrary, the limits of either party's insurance shall not limit such party's liability under this Lease.

Section 8.04. Subrogation. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall cause their respective insurance carriers to waive any and all rights of recovery, claims, action or causes of action against the other and their respective principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant's property, the Premises, any additions or improvements to the Premises, or any contents thereof, including all rights or recovery, claims, actions or causes of action arising out of the negligence of Landlord or its officers, directors, members, managers, mortgagees, employees, servants and agents or the negligence of Tenant or its officers, directors, members, managers, mortgagees, employees, servants and agents, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

Section 8.05. Damage or Destruction.

(a) Damage to Premises. If all or any part of the Premises is damaged by fire or other casualty (the "Casualty"), Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the rent (such term expressly excluding Tenant's obligation to pay any insurance deductibles) shall abate for the portion of the Premises that is untenantable and not used by Tenant to the extent that Landlord is retmbursed for the same from the proceeds of rental interruption insurance. Landlord shall have the right to terminate this Lease if: (a) repairs cannot reasonably be completed within one (1) year after the Casualty; (b) Landlord is not permitted by law to rebuild the Property in substantially the same form as existed before the Casualty; (c) the Premises have been materially damaged and there is less than two (2) years of the Lease Term remaining on the date of the casualty; (d) subject to the remainder of this Section 8.05, any mortgagee of Landlord requires that the insurance proceeds by applied to the payment of the mortgage debt; (e) except for any deductible, the cost to repair the damage is not completely covered by insurance carried by or required to be carried by Landlord hereunder (provided, however, the election to terminate pursuant to this item (e) will be rendered ineffective if Tenant agrees within five (5) business days of Tenant's receipt of Landlord's termination notice making an election under this item (e) to cover the restoration shortfall and within five (5) business days thereof deposits such shortfall with Landlord);or (f) subject to the remainder of this Section 8.05, the Casualty is an uninsured loss. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within ninety (90) days after the date of the casualty; provided, however, with respect Landlord's election not to restore due to insurance proceeds being paid to a mortgagee or an uninsured loss, Tenant may void such termination election by delivering notice to Landlord of Tenant's election to restore the Premises itself, using its own funds (subject to Landlord's agreement to deliver to Tenant following completion of Tenant's restoration work any casualty proceeds actually received by Landlord in connection with the Casualty, if any, and not payable to or held in trust for a mortgagee. Tenant's election to restore pursuant to the preceding will be made within five (5) business days of Tenant's receipt of Landlord's termination notice (Tenant's failure to deliver such notice being deemed an election not to restore and the Lease will terminate). If Landlord does not terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Premises. Such repair or restoration by Landlord shall be to substantially the same condition of the base, shell, and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises which Landlord has elected to repair, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance carried in connection with the Premises with respect to Tenant improvements and alterations to the Premises, and Landlord shall repair any injury or damage to the tenant improvements installed in the Premises and shall return such tenant improvements to their condition prior to the Casualty; provided, however, if the cost of repairing the Tenant improvements and alterations by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage and no rent abatement will commence pursuant to this Section 8.05 until such funds are delivered to Landlord. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord and Tenant shall agree upon the contractors to perform such improvement work. For purposes of clarity, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. Landlord shall not be liable for any loss or damage to Tenant's property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage.

The provisions of this Article VIII constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any statute or regulation of the state, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other such statute or regulation which may hereafter be in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises.

(b) Disclaimer of Insurance Proceeds. Tenant shall have no interest in or claim to any portion of the proceeds of any insurance maintained by Landlord hereunder.

(c) No Right to Damages. If Landlord is required or elects to make any repairs, reconstruction or restoration of any damage or destruction to the Premises or the Property under any of the provisions of this Section 8.05, Tenant shall not be entitled to any damages by reason of any inconvenience or loss sustained by Tenant as a result thereof.

(d) Effect of Termination. If this Lease is terminated under any of the provisions of this Section 8.05, such termination shall become effective at the time and in accordance with the respective provisions herein contained for the termination of this Lease, provided, however, that all rent and other charges on the part of Tenant to be paid hereunder shall be prorated and paid either as of the date of such damage or destruction, or as of the date Tenant ceased doing business at, in, on, upon or from the Premises, whichever last occurs.

Section 8.06. Miscellaneous Damage. Landlord shall not be liable to Tenant for any damage attributable to electricity, plumbing, gas, water or sewage or to the bursting, leaking, overflowing or running of any tank, washstand, closet or pipe in or about the Property. Landlord shall not be liable to Tenant for any damage occasioned by water entering the Premises from any source or for any damage attributable to the acts or negligence of any co-tenants, or other occupants of the buildings in which the Premises are located or other occupants of the Property, or occupants of adjacent property or of the public. All property kept or stored in the Premises shall be kept or stored at the sole risk of Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage to persons or property in the building in which the Premises are located or for damage of any character arising out of construction defects in the Premises or elsewhere in the building in which the Premises are located or elsewhere in the Property, defects in any machinery, equipment or facility from a lack of repair or proper operation or any other cause, unless Landlord shall have been notified in writing of any such defect or situation and shall have failed to remedy such defect or situation within a reasonable period of time thereafter.

Section 8.07. Uninsured Casualty. If at any time after the execution of this Lease the improvements comprising the Premises or any portion thereof should be damaged or destroyed by any casualty not insured against hereunder, then Landlord may (but shall have no obligation to) elect to repair, reconstruct or restore the Premises after any such damage or destruction thereto by giving at least 15 days' written notice of its election to Tenant, such notice to be given within 90 days after the date of such damage or destruction. If Landlord elects to repair, reconstruct or restore the Premises after such damage or destruction thereto, this Lease shall continue full force and effect, except as otherwise herein provided, and Landlord shall promptly commence and with due diligence complete the repair, reconstruction or restoration of the Premises so far as practicable to the condition to which the Premises were in immediately prior to such damage or destruction and all amounts paid or payable by Tenant to Landlord shall, where applicable, be prorated between Landlord and Tenant.

Section 8.08. Tenant's Obligation. If Landlord elects or is required hereunder to repair, reconstruct or restore the Premises after any damage or destruction thereto, subject to Section 8.05 above, Tenant shall, at its own expense, as soon as reasonably practicable replace or fully repair, reconstruct or restore its exterior signs, merchandise, its interior improvements and fixtures, equipment and other items in the Premises. Tenant hereby waives the provisions of any statute or other law that may be in effect at the time of the occurrence of any such damage or destruction, under which a lease is automatically terminated or a tenant is given the right to terminate a lease upon such an occurrence.

ARTICLE IX

MORTGAGE, ASSIGNMENT, SUBLETTING

Section 9.01. Restriction. Subject to the terms of this Section, Tenant shall not voluntarily, involuntarily, or by operation of law (including a Change in Control) assign, transfer, hypothecate, or otherwise encumber (each a "Transfer") this Lease or Tenant's interest therein without Landlord's prior written consent, and shall not sublet nor permit the use by others of the Premises or any part thereof. Any such assignment or transfer shall be void and shall, at Landlord's option, constitute a material breach of this Lease. Without limiting the foregoing, it shall constitute a Transfer, and shall require Landlord's consent, if (a) Tenant is a limited partnership, there is a transfer of a general partner interest; (b) if Tenant is a limited liability company, there is a transfer of any managing majority of Tenant's issued and outstanding membership interest; or (c) if Tenant is a corporation, any change in a controlling interest; provided, however, that irrespective of whether Tenant is a limited partnership, limited liability company, or corporation, the transfer of a majority Tenant's issued and outstanding equity interests to any person or entity having the same ultimate beneficial ownership of Tenant shall not constitute a Transfer and shall not require Landlord's prior consent; provided further that Tenant shall nevertheless provide prompt and reasonable notice of said transfer to Landlord. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

(i) The transferee is of a character or reputation or engaged in a business which is not consistent with the Permitted Use:

(ii) The transferee intends to use the Property for purposes which are not permitted under this Lease or increase the risk of seizure or forfeiture;

(iii) The transferee does not hold a cannabis permit from the City;

(iv) The transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under this Lease on the date consent is requested;

(v) The proposed transfer would cause Landlord to be in violation of applicable law; (vi) The transfer would violate Ordinance No. 1688; or

(vii) Either the proposed transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed transferee, has negotiated with Landlord or its affiliates during the twelve (12)-month period immediately preceding the proposed transfer for space in a building located in the City or within a 5 mile radius of the City.

Section 9.02. Change in Control. For purposes of this Article IX:

(a) If Tenant is a corporation, partnership, limited liability company, or trust, the term "assignment" shall include one or more sales or transfers by operation of law or otherwise by which an aggregate of more than fifty percent (50%) of the total capital stock of a corporate lessee or of the total partnership interests of a partnership lessee or of the total membership interests of a limited liability company lessee or of the total beneficial interests of a trust lessee shall become vested in one or more individuals, firms, or corporations who or which are not stockholders, partners, members, or beneficiaries thereof, either legally or equitably, as of the Effective Date or of Tenant's subsequent acquisition of this Lease by assignment, it being understood that ownership of such capital stock, partnership interests, membership interests, and beneficial interests shall be determined in accordance with the principles enunciated in Section 544 of the Internal Revenue Code of 1986, as amended; provided, however, that the foregoing definition shall not apply with respect to a corporate lessee whose capital stock is listed on a recognized stock exchange.

(b) If Tenant is a corporation in which stock is publicly held and traded regularly on a recognized stock exchange, the condition that the present stockholders of the Tenant retain at least fifty percent (50%) of the voting stock of Tenant shall not apply, nor shall the provisions relating to the transfer, sale, pledge, or other disposition of corporation stock or voting securities of Tenant apply; provided, however, that a merger or acquisition of fifty-one percent (51%) or more of the outstanding stock of any such Tenant shall be construed to be an assignment and shall require Landlord's consent unless the successor or acquiring corporation has a net worth equal to or greater than Tenant had at the time this Lease was executed, or at the time of any such merger or acquisition (whichever shall be the later).

Section 9.03. Landlord's Collection Rights. If this Lease is assigned, or if the Premises or any part thereof is sublet, licensed or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, sublessee, licensee or occupant, and apply the net amount collected to the rent herein reserved, but no collection shall be deemed a waiver or release of any rights or claims by Landlord against Tenant under this Lease.

Section 9.04. Landlord's Right to Proceeds.

(a) If Tenant assigns this Lease or any interest therein and is to be paid for the leasehold (separate from the sale of the business and goodwill of Tenant), Tenant shall (unless otherwise consented to in writing by Landlord) pay to Landlord upon demand a sum in cash equal to one hundred percent (100%) of the total consideration to be paid to Tenant by the assignee, less (i) the actual, direct cost to Tenant of permanent improvements placed upon the Premises by Tenant in connection with the transfer (but only to the extent approved by Landlord), (ii) the amount received by Tenant for fixtures and equipment, not to exceed their book value, (iii) a reasonable real estate broker's commission, and (iv) reasonable and customary closing costs paid by Tenant.

(b) If Tenant sublets all or a portion of the Premises, Tenant shall, in addition to the Base Rent, pay Landlord upon receipt one hundred percent (100%) of the amount by which the aggregate of all amounts paid to Tenant by subtenant exceeds the aggregate of the amounts payable by Tenant to Landlord under this Lease during the same period of time, prorated on a square foot basis if not all of the Premises are sublet.

Section 9.05. Reimbursement of Expenses. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any requested assignment, transfer, hypothecation or subletting of this Lease.

ARTICLE X

ENTRY BY LANDLORD

In addition to the other express access rights granted Landlord under this Lease, Tenant shall permit Landlord and its employees, agents and contractors to enter into and upon the Premises at all reasonable times, following at least twenty-four (24) hours' advance notice (other than in the event of emergency) and subject to compliance with state and city licensing rules limiting landlord access (including, without limitation, that Landlord shall be escorted by an employee of the licensee at all times while within the limited-access area of the Premises) and Tenant's reasonable security protocols, for the purpose of inspecting the same and for the purpose of maintaining, repairing or restoring the Property, without any rebate or abatement of rent and without any liability to Tenant for any loss of occupancy or quiet enjoyment of the Premises occasioned thereby; provided that, in case of emergencies, in which case Landlord may enter at any time, but subject to compliance with state and city licensing rules limiting landlord access. Landlord shall make such entry for the purpose of repair and maintenance only during non-business hours, if practicable, and all such work shall be done in such manner as to minimize interference with Tenant and Tenant's business as reasonably possible.

ARTICLE XI

CONDEMNATION

Section 11.01. Termination. If the whole of the Premises shall be taken by any duly constituted authority under the power of eminent domain, then this Lease shall terminate as of the day possession of the Premises is taken by such condemning authority and all rents shall be paid up to that date. If only a part of the Premises shall be taken under eminent domain, this Lease shall terminate as to the portion taken, as of the day possession thereof is taken by such condemning authority. Unless this Lease shall be terminated, as hereinafter provided, it shall continue in full force and effect as to the remainder of the Premises, and the Base Rent shall be reduced in the proportion that the area of the Premises taken bears to the total area of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to California Code of Civil Procedure Section 1265.130.

Section 11.02. Option to Cancel. Ifa portion of the Premises is taken and by reason thereof the remainder of the Premises cannot be made tenantable for the purpose for which Tenant has been using the same, or if Landlord in its sole discretion determines that the cost of altering the portion of the Premises remaining after the taking is too great, then Landlord may terminate this Lease by giving 30 days' written notice to Tenant.

Section 11.03. Compensation and Damages. All compensation and damages for any land or improvements, including leasehold improvements, payable or to be paid by reason of such taking, whether such taking is of the whole or a portion of the Premises, shall be payable to and be the sole property of Landlord, and Tenant shall have no interest in or claim to such compensation and damages or any part thereof whatsoever; provided, that Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or be recoverable by Tenant in Tenant's own right on account of any damages to Tenant's business in the Premises, or any cost or loss to Tenant in removing Tenant's merchandise, furniture, fixtures, and equipment.

Section 11.04. Leasehold Interest. In the event of a condemnation of any leasehold interest in all or a portion of the Premises filed directly upon Tenant's interest herein, within the condemnation of the fee simple title, this Lease shall not terminate and such condemnation shall not excuse Tenant from full performance of all of its covenants hereunder, but Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by Tenant by reason of such condemnation, and Landlord's right to recover compensation or damages shall be limited to compensation for and damages, if any, to its reversionary interest.

Section 11.05. Assignment of Condemnation Award. At any time after condemnation proceedings have been commenced, Landlord shall have the right, at its option, to require Tenant to assign to Landlord all compensation and damages payable by the condemnor to Tenant. The resulting sum shall be held by Landlord without liability for interest thereon, as security for the full performance of Tenant's covenants and agreements hereunder. The sum received by Landlord pursuant to such an assignment shall be applied first to the payment, when due, of rent, taxes, assessments, insurance premiums and all other financial obligations of Tenant pursuant to this Lease, and the remainder, if any, shall be payable to Tenant. Such an assignment shall not relieve Tenant of any of Tenant's obligations under this Lease with respect to such rent, taxes, assessments, insurance premiums and other financial obligations, except to the extent that funds adequate to meet those obligations shall actually be received by Landlord.

ARTICLE XII

QUIET ENJOYMENT

Upon payment by Tenant of the rents and other sums as aforesaid and upon the observance and performance by Tenant of all other terms, provisions, covenants, and conditions herein contained, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term hereby demised, as the same may be extended as herein provided, without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, except as provided in this Lease.

This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Property, and shall not be a personal covenant of Landlord.

ARTICLE XIII

SURRENDER, TRADE FIXTURES AND HOLDING OVER

Section 13.01. Surrender. Upon the expiration or sooner termination of the Lease Term, Tenant shall surrender the Premises including, without limitation, all keys and all apparatus and fixtures then upon the Premises, in as good condition as when received, reasonable wear and tear alone excepted, broom clean and free of trash and rubbish and with all alterations, changes, additions and improvements which may have been made or installed from time to time by Tenant in, on or about the Premises that are the obligation of Tenant to remove removed. All improvements to the Property that Tenant is not obligated to remove shall be surrendered by Tenant without any injury, damage or disturbance thereto, and Tenant shall not be entitled to any payment therefor. Such property of Landlord shall include, without limitation, all lighting fixtures, fluorescent tubes and bulbs, air conditioning equipment and all partitions whether removable or otherwise. Notwithstanding any provision to the contrary, Landlord may designate by written notice to Tenant that any alterations, additions and improvements made without Landlord's written consent be removed by Tenant at the expiration or termination of this Lease, and Tenant shall promptly remove the same and repair all damage to the Property caused by such removal at its cost and with all diligence.

In addition to the foregoing, to the extent required under applicable law to allow the subsequent use of the Property by any party, Tenant will provide Landlord with a cannabis closure report or similar instrument.

Section 13.02. Removal of Trade Fixtures and Inventory. Trade fixtures, furniture, equipment and Tenant's other personal property maintained or installed at the Premises by Tenant shall be Tenant's property unless this Lease is terminated prior to the agreed upon expiration date, in which case all property inside the Premises that Landlord is legally allowed to own, possess, hold or dispose of shall become Landlord's property. Except as otherwise provided in connection with a forfeiture of the same pursuant to Sections 3.04 or this 13.02, Tenant shall remove all of the same, specifically including Tenant's identification signs, prior to the termination of this Lease and at its own cost repair any damage to the Premises and the Buildings caused by such removal. If Tenant fails to remove any of such property, subject to the limitations of, and compliance with, California Civil Code Section 1993-1993.09 and California Code of Civil Procedure Section 1174, Landlord may at its option retain such property as abandoned by Tenant and title thereto shall thereupon vest in Landlord, or Landlord may remove the same and dispose of it in any manner and Tenant shall, upon demand, pay Landlord the actual expense of such removal and disposition plus the cost of repair of any and all damage to the Premises and the Buildings resulting from or caused by such removal. Tenant shall remove all inventory, and dispose of same pursuant to applicable law. In the event that Tenant fails or refuses to remove said inventory, following ten (10) days' notice to Tenant, Landlord shall have the right to employ a licensed, bonded narcotic substances removal company, and Tenant shall bear the cost of such removal and disposal. In addition, Tenant acknowledges that Tenant shall not be deemed to have completed the surrender required hereunder until and unless all cannabis products have been removed from the Premises, and until such time, the provisions of Section 13.04 shall be in effect. Without limitation on Landlord's other rights and remedies at law or in equity, and without liability, if Tenant fails to remove all cannabis products from the Premises as of the expiration of the Term, Landlord, in its sole and absolute discretion, may contact applicable law enforcement and have such cannabis products removed and, at the election of law enforcement, destroyed. The provisions of this Section 13.02 will survive the expiration or earlier termination of this Lease.

Section 13.03. Effect of Surrender. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord terminate all or any existing subleases and subtenancies, or may, at Landlord's option, operate as an assignment to it of any or all such subleases or subtenancies.

Section 13.04. Holding Over. If Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease (which surrender expressly includes (i) the removal of all trade fixtures, furniture, equipment and Tenant's other personal property and restoration of any damage and (ii) the removal of all cannabis products and the issuance, if applicable, of a cannabis closure report or similar instrument), occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 150% of the greater of: (a) the sum of the Base Rent due for the period immediately preceding the holdover; or (b) the fair market gross rental for the Premises as reasonably determined by Landlord. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within fifteen (15) days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

ARTICLE XIV

NOTICES

Section 14.01. Notice. If a demand, request, approval, consent or notice (collectively referred to as a "notice") which a party is required or may desire to give the other under this Lease, such notice shall be in writing and shall be sent by (i) personal delivery, (ii) United States certified or registered mail, postage prepaid, return receipt requested, (iii) nationally recognized overnight courier providing proof of delivery, addressed as set forth in the Notice Address for each party in Item 16 of the Specific Provisions (subject to the right of a party to designate a different address for itself by notice similarly given) or (iv) by e-mail (with a copy by overnight delivery), except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article XIV or in another manner permitted by applicable law. Any notice so given by U.S. Mail or overnight courier shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. A notice given by personal delivery will be deemed given upon the date personal delivery is made. Notices delivered by e-mail transmission will be deemed given upon being sent provided such e- mail is sent on a business day on or before 5:00 p.m. (Pacific Time); otherwise, an e-mail will be deemed given the following business day. Any party may give notice by more than one method described in this Article XIV. If Tenant is notified of the identity and address of Landlord's Mortgagee, Tenant shall give to such Mortgagee notice of any default by Landlord under the terms of this Lease by registered or certified mail or overnight courier, and such mortgagee will be given the opportunity to cure such default in accordance with Section 16.04 below prior to Tenant's exercising any remedy available to Tenant.

ARTICLE XV

DEFAULT AND UNPERFORMED COVENANTS; ABANDONMENT

Section 15.01. Events of Default. The following events shall constitute events of default hereunder:

(a) Failure by Tenant to pay any installment of rent when the same shall become due and payable; or

(b) Failure by Tenant to pay any reimbursements or other charges due hereunder when the same shall become due and payable; or

(c) If Tenant fails to keep, observe or perform any covenant or agreement set forth in this Lease with respect to the Permitted Use, Section 6.06, or the maintenance of insurance pursuant to Article VIII; or,

(d) Any breach by Tenant of Article [X or Article XVI; or (e) If Tenant fails to restore the Security Deposit in accordance with Article II; or

(f) A mechanic's or any other lien is filed against the Property arising out of any work performed by or on behalf of Tenant and Tenant fails to discharge such lien within thirty (10) business days after the filing and notice thereof.

(g) Any failure by Tenant to observe or perform any provision, covenant, condition or indemnity of this Lease to be observed or performed by Tenant (other than a breach of the character referred to in Section 15.01(a) through (f) above) where such failure continues for (5) days after written notice thereof from Landlord to Tenant; or

(h) Any material written representation or warranty contained herein or any material written representation to Landlord concerning the financial condition or credit standing of either Tenant or any party obligated to Landlord under any agreement guaranteeing performance of any of the obligations of Tenant referred to herein (a "Guarantor'') proved to be false or misleading, or Landlord reasonably determines that its position as Landlord is threatened by reason of a material adverse change in the financial condition or credit standing of either Tenant or of any Guarantor; or

(i) Any person obtains an order or decree in any court of competent jurisdiction enjoining or prohibiting Tenant or Landlord or either of them from performing this Lease and such proceedings are not discontinued and such decree is not extinguished within twenty (20) days after the granting thereof; or

(j) The making of any assignment by Tenant or any Guarantor for the benefit of their respective creditors or admitting in writing their inability to pay their respective debts as they become due; or

(k) The filing of a voluntary petition in bankruptcy or insolvency by Tenant or any Guarantor, under state or federal law, or the adjudication as a bankrupt or insolvent of Tenant or any Guarantor or the filing of any petition or answer seeking for Tenant or any Guarantor any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation (state or federal) or the filing of any answer admitting the material allegations of any petition filed against either in any such proceedings, or the seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of Tenant or any Guarantor, of all or a substantial part of the properties or assets of any of them, or the taking of any action by Tenant's general partner, or liquidator of Tenant or any Guarantor, of all or a substantial part of the properties or assets of any of them, or the taking of any action by Tenant's general partner, if Tenant is a partnership or joint venture, or by any officer or director of Tenant, if a corporation, looking to the dissolution or liquidation or winding up of Tenant; or

(1) Within thirty (30) days after the commencement of any involuntary proceedings against Tenant or any Guarantor seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation (state or federal) such proceedings shall not have been dismissed; or within thirty (30) days after the appointment, without the consent or acquiescence of Tenant or any Guarantor, of any trustee, receiver or liquidator of Tenant, or any Guarantor, or of all or any substantial part of the properties or assets of Tenant or any Guarantor, such appointment shall not have been vacated; or

(m) Attachment, execution or other judicial seizure of substantially all of Tenant's assets or of the Premises; or

(n) Abandonment or vacation of the Premises by Tenant; or

(0) The violation of the Cannabis Permit where such violation continues for five (5) days after written notice thereof from either the City or Landlord; or

(p) Termination of the Cannabis Permit, unless Tenant is legally and diligently challenging such termination and such challenge does not expose Landlord to any potential liability; or

(q) Falsification of any report required to be prepared by Tenant and submitted to Landlord or any attempt by Tenant to defraud Landlord; or

(r) Any other event specified in this Lease to be a material breach or default under this Lease.

Section 15.02. Right to Re-Enter. If there shall be an event of default, then Landlord, shall give notice of such event of default, and if such default is not cured within five (5) days after the date of such notice (such notice being in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law), Landlord, besides any other rights or remedies it may have, shall have the immediate right, with or without termination of this Lease, to re-enter the Premises using all necessary force to do so, and may remove all persons and property from the Premises; provided, however, if the nature of such default, other than for nonpayment of rent or other monetary sums due, which monetary default will require no additional notice or cure period, is such that the same cannot reasonably be cured within such five (5) day period, Tenant shall not be deemed to be in default if Tenant shall within such five (5) day period commence such cure and thereafter diligently prosecute the same to completion.

Section 15.03. Performance by Landlord. If Tenant shall fail to perform any of the affirmative covenants to be performed by Tenant pursuant to the terms of this Lease, or if Tenant should fail to make any payment provided for herein, then Landlord may, at its option, after five (5) days' written notice to Tenant, perform any such affirmative covenant or make any such payment, as Tenant's agent, and the full amount of the cost and expense incurred, together with any fees stipulated in connection therewith as herein provided, shall immediately be owing by Tenant to Landlord, and Landlord shall have the right to add the amount thereof, together with interest at the rate provided in Section 15.10 hereof, to the rents then due or thereafter coming due hereunder. The option reserved in this Section 15.03 is for the sole protection of Landlord, and the same shall not release Tenant from the obligation to perform any of the terms, provisions, covenants and conditions herein provided to be observed and/or performed by Tenant, or deprive Landlord of any legal rights which Landlord may have by reason of any such default by Tenant.

Section 15.04. Tenant's Remedies. It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on Landlord's part to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give a thirty (30) day written notice to Landlord of such default specifying in detail in such notice the default with which Landlord is charged; notwithstanding any other provision hereof, Tenant agrees that if the default complained of in the notice provided for in this Section 15.04 is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within the thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord shall have reasonably commenced the rectification and curing thereof and shall continue thereafter with reasonable diligence to cause such rectification and curing to proceed, and so does complete the same.

Section 15.05. Landlord Remedies; Right to Re-Let. Upon the occurrence of any default by Tenant, Landlord has, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which will be cumulative and nonexclusive, without any notice or demand whatsoever.

(a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; and Landlord may recover from Tenant the following:

(i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law.

The term "rent," as used in this Section 15.05 means all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 15.05(a)(1) and (11), above, the

"worth at the time of award" will be computed by allowing interest at the interest rate set forth in Section 15.10 of this Lease. As used in Section 15.05(a)(iii) above, the "worth at the time of award" will be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(b) Landlord has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

(c) Landlord may, but will not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord will have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 15.02 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 15.05(c) will not be deemed a waiver of Landlord's rights and remedies as a result of Tenant's failure to perform and will not release Tenant from any of its obligations under this Lease.

(d) Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article XV, Landlord will have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant will, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(e) No waiver by Landlord of any violation or breach by Tenant of any of the terms, provisions and covenants herein contained will be deemed or construed to constitute a waiver of any other or later violation or breach by Tenant of the same or any other of the terms, provisions, and covenants herein contained.

Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon a default by Tenant will not be deemed or construed to constitute a waiver of such default. The acceptance of any rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, will not be deemed a waiver of any such default, except only a default in the payment of the rent so accepted.

(f) For the purposes of this Article XV, Tenant's right to possession will not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

Section 15.06. Separate Suits. Landlord shall have the privilege of splitting its causes of action for the collection of rents and other charges so as to permit institution of a separate suit or suits or proceedings for the rent hereunder and a separate suit or suits or proceedings for any other payment required hereunder, and neither the institution of such suits or proceedings, not the entering of a judgment therein, shall bar Landlord from bringing a subsequent suit or proceeding for any other payments required hereunder.

Section 15.07. Nonwaiver. The acceptance of rent by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term, covenant, or condition herein, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such breach at the time of the acceptance of such rent. No waiver of any provision of this Lease will be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation continues or is repeated subsequently. Any waiver by a party of any provision of this Lease may only be in writing. The waiver by Landlord of any specific breach by Tenant shall not operate to extinguish the term, provision, covenant or condition, except for the specific breach that has been waived, nor be deemed to be a waiver of Landlord's right to declare a forfeiture for any other or subsequent breach of the same thereafter.

Section 15.08. No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein required by Tenant to be paid shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 15.09. Service Charges and Late Charges. Tenant shall be liable for and shall pay service charges and/or late charges on all overdue or past due amounts of rent and other sums due hereunder, in the amount of five percent (5%) of the overdue or past due amount. Such service charge or late charge is to compensate Landlord for additional overhead, management fees, bookkeeping costs and other costs incurred by Landlord by reason of nonpayment by Tenant when such payment is due, and is not an interest charge on such overdue or past due amount.

Section 15.10. Interest on Past Due Amounts. Interest shall be charged to Tenant on late payments of rent and other sums due hereunder from the date such payment becomes due until it is received by Landlord at lesser of (i) one percent (1%) per month or (ii) the highest rate permitted to be charged under applicable law.

Section 15.11. Tenant's Liability. If Landlord shall, without fault on its part, be made a party to litigation commenced by or against Tenant arising out of Tenant's occupancy of or operations in the Premises or any act of Tenant concerning the Premises or this Lease, or if suit shall be brought to recover possession of the Premises, to recover rent or any other amount due under the provisions of this Lease, or because of the breach of any other term, provision, covenant or condition herein contained and on the part of Tenant to be kept, observed or performed, and a breach shall be established by judgment of a court of competent jurisdiction, or by agreement or settlement, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorneys' fees, court costs and other costs incurred by Landlord. If Landlord shall retain an attorney for the purpose of collecting any rental due from Tenant, Tenant shall pay the reasonable fees of such attorney for his services regardless of the fact that no legal proceeding or action may have been filed or commenced.

Section 15.12. Landlord's Liability. In case suit shall be brought by Tenant against Landlord for breach of any of Landlord's covenants herein contained and a breach shall be established by judgment of a court of competent jurisdiction, or by agreement or settlement, Landlord shall pay to Tenant all expenses incurred therefor, including reasonable attorneys' fees. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord (and of any successor landlord) to Tenant shall be limited to the interest of Landlord in the Property. Tenant shall look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord. Neither Landlord nor any party related to Landlord shall be personally liable for any judgment or deficiency. Before filing suit for an alleged default by Landlord, Tenant shall give Landlord, and

Landlord's mortgagee (described in Section 16.04 below) notice and reasonable time to cure the alleged default.

Section 15.13. Waiver of Rights of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Tenant is evicted or dispossessed for any cause, or in the event Landlord obtains possession of the Premises, by reason of the breach by Tenant of any of the terms, provisions, covenants or conditions of this Lease or otherwise.

Section 15.14. Waiver of Infringement. Tenant hereby waives all rights to any current or future legislation establishing a means whereby Tenant may infringe upon or reduce the interest, right, or privileges enjoyed by Landlord as contained herein.

Section 15.15. Abandonment. Tenant shall not abandon or vacate the Premises at any time during the Term of this Lease. If Tenant shall abandon, vacate or otherwise surrender the Premises, or be dispossessed thereof by process of law or otherwise, the same shall constitute a default under this Lease by Tenant and, in addition to any other remedy available to Landlord, any of Tenant's property left in, on, upon or about the Premises shall be deemed to be abandoned and shall become the property of Landlord. In the event that Tenant abandons the Premises, Tenant agrees and acknowledges that any marijuana plant material remaining on the Premises cannot be legally sold without a license, and, for purposes of California Civil Code Section 1993 et seq. has a value of zero.

ARTICLE XVI

PRIORITY OF LEASE AND ESTOPPEL CERTIFICATE

Section 16.01. Attornment; Estoppel. If requested by Landlord, Tenant shall, without charge, attorn to any person claiming title under or through Landlord, or claiming a lien or mortgage on the Premises. Tenant shall, within ten (10) days after receipt of a written request from Landlord, execute and deliver an estoppel certificate to Landlord, any prospective purchase of the Property, a prospective mortgagee and their respective successors and assigns. The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which rent and other charges have been paid, representing that, to Tenant's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to this Lease that may reasonably be requested.

Section 16.02. Subordination to Mortgage. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien now or, subject to the delivery of a commercially reasonable non-disturbance agreement, subsequently arising upon the Property and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). The party or parties having the benefit of a Mortgage shall be collectively referred to as a "Mortgagee." This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee. In connection with the automatic subordination of the Lease to any future Mortgage, such subordination is conditioned upon Mortgagee delivering to Tenant a subordination, non- disturbance and attornment agreement (an "SNDA"'), which in the event of the involvement of an institutional Mortgagee, Tenant agrees to accept Mortgagee's standard form of SNDA. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord's interest in this Lease, Tenant shall, without charge, attorn to the successor-in-interest. Tenant shall, within five (5) business days of request, execute such SNDA or other instruments or assurances as Mortgagee or Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such Mortgage.

Section 16.03. Financing Conditions. Tenant agrees to make reasonable modifications to this Lease if any financial institution requires modifications as a condition to the financing that Landlord may desire. No such modification shall substantially change the size, dimensions or location of the Premises or increase the rental or any charge Tenant is obligated to pay under the Lease.

Section 16.04. Notice to Landlord's Mortgagee. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a total or partial eviction, Tenant shall not exercise any such right (i) until Tenant shall have given one hundred and twenty (120) days' advance written notice of such act or omission to Landlord and to the holder or holders of any mortgage or mortgages whose names and addresses shall have been requested by Tenant and furnished to Tenant by Landlord, and (11) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice. In addition, Tenant shall notify the holder or holders of any mortgage or mortgages of any prior or future changes, modifications or alterations to this Lease in a like manner.

ARTICLE XVII

ENCUMBRANCES AND LANDLORD'S RESERVATIONS

Section 17.01. Encumbrances of Record. Tenant acknowledges that the Property is subject to various encumbrances and other matters of record, all of which Tenant leases subject to. Additionally, Ordinance No. 1688, as a condition to issuance of the Cannabis Permit, requires Tenant to enter into a development agreement with the City (the "Development Agreement'). Tenant will comply with all terms, covenants and conditions of the Development Agreement pertaining to retailer non-storefront operations at the Property during the Lease Term. Section 17.02. Landlord's Reservations. Landlord reserves the right to grant or relocate all easements now or hereafter required by Landlord for the construction, installation, operation, maintenance, repair and replacement of rights of way, underground lines and other transmission facilities and appurtenances for electricity, gas, telephone, water, sewage, drainage and other public services and utilities affecting the Property. If requested by Landlord, Tenant shall subordinate this Lease to such easements, so long as such easements do not unreasonably interfere with Tenant's use and occupancy of the Premises and the conduct of its business therein.

ARTICLE XVIII

GENERAL PROVISIONS

Section 18.01. Sale and Leasing. Upon no less than 48 hours' telephonic notice to Tenant and compliance with state and city licensing rules restricting landlord access and Tenant's reasonable security protocols, Landlord, and its authorized agents and representatives, shall be entitled to enter the Premises at all reasonable times for the purpose of exhibiting the same to prospective purchasers and, during the final six (6) months of the Term of this Lease or any extension thereof, Landlord shall be entitled to exhibit the Premises for hire or for rent and to display thereon in such manner as will not unreasonably interfere with Tenant's business "For Rent" or "For Lease" signs; and such signs shall remain unmolested on the Premises.

Section 18.02. Tenant Financial Statements. Tenant, within fifteen (15) days after request, shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Landlord, however, shall not require Tenant to provide such information unless Landlord is requested to produce the information in connection with a proposed financing or sale of the Property. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

Section 18.03. Short Form Lease. This Lease shall not be recorded, but Landlord and Tenant at the request of either, shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation; provided, however, Tenant will cooperate with Landlord to cause such memorandum to be terminated and removed of record as of the expiration or termination of this Lease, which Tenant covenant will include the obligation to execute any reasonably requested documentation in connection therewith within five (5) business days of submission to Tenant. Any such memorandum or short from of this Lease shall describe the parties, the Premises and the Term of this Lease and shall incorporate this Lease by reference.

Section 18.04. Offset Statement. Ifa prospective purchaser of Landlord's interest in the Property shall desire an offset statement from Tenant to verify the status of rents due or claims against Landlord on account of prepaid rent or otherwise, Tenant agrees to execute and deliver such instrument or instruments, in recordable form, if requested, to the party requesting the same, certifying (if such be the case) that this Lease is in full force and effect and unmodified, or stating the modifications, if any, and that there are no defenses or offsets thereto or specifically stating those claimed by Tenant, within five (5) days after request by Landlord or by such other party requesting the same.

Section 18.05. Force Majeure. If either Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder (other than the payment of money) by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, acts of war, terrorism or bioterrorism, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required hereunder, then performance of such work or act shall be excused and the period for the performance of such work or act shall be extended for the period of such delay. However, this provision shall not operate to excuse Tenant from the prompt payment of rent or any other payment of money required hereunder.

Section 18.06. No Joint Venture Intended. It is expressly understood that Landlord does not, in any way or for any purpose, by this Lease or otherwise, become a partner of Tenant in the conduct of Tenant's business, or otherwise, or a joint venturer or member of a joint enterprise with Tenant.

Section 18.07. Time of Essence. Time is of the essence with respect to the performance of each of the covenants and agreements under this Lease.

Section 18.08. No Option. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a lease only upon execution and delivery thereof by both Landlord and Tenant.

Section 18.09. Waiver of Jury Trial and Right to Counterclaim. To the fullest extent not otherwise prohibited by applicable law, Landlord and Tenant each hereby waives civil trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord with Tenant, Tenant's use or occupancy of the Premises, including claim of injury or damages, and any emergency or other remedy with respect thereto. In the event Landlord commences any proceedings for summary possession, Tenant will not interpose any counterclaim (except a compulsory counterclaim) of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant.

Section 18.10. Broker's Commission. Real Estate Broker identified in Item 13 of the Specific Provisions, if any, including all licensees of the company, has represented Landlord and Tenant in this Lease transaction. For purposes of California's real estate agency disclosure law, the parties hereby confirm that written disclosure of the agency relationship of Landlord's Real Estate Broker and Tenant's Real Estate Broker was provided prior to the parties' execution of this Lease. Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with Tenant's execution of this Lease other than as may have been disclosed to Landlord in writing prior to execution of this Lease. Tenant shall indemnify Landlord against, and hold Landlord Parties harmless from, all liabilities arising from any such claim, whether or not previously disclosed to Landlord by Tenant.

Section 18.11. No Waiver; No Accord or Satisfaction. A waiver of any breach or default shall not be a waiver of any other breach or default. Landlord's consent to or approval of, any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. The acceptance by Landlord of any rental or other payments due hereunder with knowledge of the breach of any of the covenants of this Lease by Tenant shall not be construed as a waiver of any such breach. The acceptance at any time or times by Landlord of any sum less than that which is required to be paid by Tenant shall, unless Landlord specifically agrees otherwise in writing, be deemed to have been received only on account of the obligation for which it is paid, and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in a letter of transmittal.

Section 18.12. All Agreements Are Contained Herein. This Lease, including the exhibits and attachments identified herein, contains all of the terms, covenants, conditions, stipulations, agreements and provisions agreed upon between the parties hereto with regard to the Property. This Lease supersedes and cancels each and every other agreement, promise and/or negotiation between the parties with reference to the Property including, but not limited to, any offers to lease, counteroffers or letter agreements between the parties hereto. This Lease may be modified only by a written agreement signed by Landlord and Tenant. It is agreed by the Landlord and Tenant that the execution and delivery of this Lease shall be conclusive evidence that any conditions precedent or contingencies, if any, set forth in any such offers to lease, counteroffers or letter agreements have been satisfied or waived.

Section 18.13. Release of Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Property, and in the event of any transfer or transfers of title thereto, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations hereunder of the part of Landlord to be performed thereafter.

Section 18.14. Binding Effect. Tenant warrants and represents that: (a) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (b) this Lease is binding upon Tenant; and (c) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the State of California. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

Section 18.15. Survival. The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease.

Section 18.16. Waiver of Redemption by Tenant. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

Section 18.17. Miscellaneous Matters. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, provision, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law. It is the intention of the parties that if any provision of this Lease is capable of two constructions, one of which would render the provision void or voidable and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid. This Lease contains the entire agreement between the parties, and any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Although the typewritten or printed provisions of this Lease were prepared and drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but its construction shall be at all times in accord with the general tenor of the language so as to reach a fair and equitable result. The laws of the State of California shall govern the validity, performance and enforcement of this Lease, and the venue for any action with respect to this Lease shall be San Diego County, California. The captions of the several articles contained herein are for convenience only and do not define, limit, describe or construe the contents of such articles. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections. Unless otherwise specified, the following additional rules of construction and interpretation apply: (i) use of the term "including" will be interpreted to mean "including, but not limited to"; (11) exhibits are an integral part of this Lease and are incorporated by reference into this Lease; (111) use of the terms "termination" or "expiration" are interchangeable; (iv) reference to a default will take into consideration any applicable notice, grace and cure periods; and (v) the singular use of words includes the plural where appropriate. For purposes of this Lease, "business day" means any day other than a Saturday, Sunday or federal or California state holiday.

Tenant shall use and occupy the Premises only for the use set forth in the Lease and shall not sue or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, governmental regulations or requirements that currently exists or where may hereafter be in force relating to or affecting (i) the condition, use or occupancy of the Premises ( but excluding applicable federal laws to the extent they are inconsistent with Tenant's right to use the Premises for the Permitted Use), and/or (ii) improvements installed or constructed in the Premises by or for the benefit of Tenant. Tenant shall not permit more than sixty (60) individuals to occupy the Premises at any time. Notwithstanding the foregoing, at no time shall the number of individuals occupying the Premises exceed the maximum amount permitted by law, whichever is less. Excluding the Permitted Use, Tenant shall not do or permit to be done anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Property and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters, and Tenant shall promptly upon demand reimburse Landlord for any such insurance policy assessed or increased by reason of Tenant's failure to comply with the provisions of this Lease.

Section 18.18. Confidentiality. Tenant acknowledges that the content of this Lease, all reports and investigations regarding the Property or any part thereof provided to Tenant or performed for the benefit of Tenant (including any CASp investigations), and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial and legal representatives.

Section 18.19. Counterparts. This Lease may be executed in multiple counterparts, each of which shall constitute one and the same instrument. Each party is entitled to rely upon an electronically delivered counterpart of this Lease executed by the other party with the same force and effect as if such electronic copy were an ink-signed original signed by the party sending such electronic copy and delivered to the other party. For purposes of this Section, all references to the term "electronic copy" are deemed to include a document forwarded by telecopy transmission or a document forwarded by electronic mail as a Portable Document Format (Adobe Acrobat) (also known as a PDF) attachment to such electronic mail.

[Signatures on Following Page]

49 Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease.

Valwood Group, LLC

LANDLORD:

VALWOOD GROUP LLC a Delaware limited liability company

By: RCI Valwood, LLC, a Delaware limited liability company Its: Manager

By: Redhawk Communities, Inc., a California corporation Its: Manager

DocuSigned by:

By: : Its: President TENANT:

LYNWOOD ROADS DELIVERY, LLC,

a Delaware limited liability company DocuSigned by:

Its: COO

EXHIBIT "A"

BASE RENT SCHEDULE Valwood Group, LLC

Lynwood Roads Delivery, LLC — Wright Road, Lynwood

Period Total Base Rent Per Month Total Base Rent Per Period The first six (6) months commencing on the $2,250.00 Commencement $13,500.00 Date Subsequent (6) $3,000.00 $18,000.00 months $54,000.00 (unless Months thirteen terminated in accordance (13) through with item 5 of the Specific twenty-four (24) $4,500.00 Provisions) Exhibit A DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132 EXHIBIT "B" GUARANTY OF LEASE Background: A. This Guaranty pertains to the following lease transaction:

Landlord: Valwood Group, LLC, a Delaware limited liability company

Tenant: Lynwood Roads Delivery, LLC , a Delaware limited liability company Lease: Lease entered into and made effective as of July 1, 2020, covering

11116 Wright Road in Lynwood, California

B. Person(s)/Entity executing this Guaranty (collectively, "Guarantor''): (1) Name: Open Road Delivery Holdings, Inc.

Address: 1437 4" Street, Suite 200, Santa Monica, California 90401

Telephone No. 847-828-0051

Social Security No./EIN: 84-4049396

C. This Guaranty is an essential inducement to the Landlord to enter into the Lease with Tenant.

Terms of Guaranty:

1, Guarantor hereby absolutely and unconditionally guaranties the full and timely performance of each and all of the terms, covenants and obligations of the Lease, as amended, to be kept and performed by Tenant, including payment of all rent, expenses and charges thereunder, throughout the Lease Term, as may be extended.

Exhibit B Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132

2. Guarantor hereby further agrees that this Guaranty shall continue in favor of Landlord, notwithstanding any modification or alteration of the Lease entered into by and between the parties thereto, or their successors or assigns, and notwithstanding any assignment of the Lease (with or without the consent of Landlord), and no modification, alteration or assignment of the Lease shall in any manner release or discharge Guarantor. Guarantor hereby consents to any such modification, alteration or assignment of the Lease. Notwithstanding the foregoing, no modification shall be made to the Lease which materially increases the obligation of Guarantor without the written consent of Guarantor.

3. No action which Landlord may take or omit to take in connection with the Lease, and no course of dealing with Tenant or any other person, shall relieve Guarantor's obligations hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Landlord. By way of example, but not in limitation of the foregoing, Guarantor hereby expressly agrees that Landlord may, from time to time without notice to Guarantor, do any of the following:

(i) waive any terms, conditions or obligations of the Lease, or any document executed now or hereafter in connection therewith, or grant any extension of time or forbearance of same;

(ii) compromise or settle any amount due or owing, or claimed to be due or owing, under the Lease, or any document executed now or hereafter in connection therewith; and

(iii) release, substitute or add to Guarantor.

4. Guarantor expressly waives notice of acceptance of this Guaranty, presentment for payment or performance of the Lease, nonpayment or nonperformance of the Lease, any right of set-off against amounts due under this Guaranty, protest and notice of protest, demand, notice of dishonor, notice of any and all proceedings to collect amounts due under such agreements and to enforce any security given therefor, and diligence in collecting sums due under such agreements or any liability under this Guaranty. Guarantor further waives the following: (i) any defense by reason of any disability of Tenant; (ii) any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution, subrogation or any other rights or remedies of Guarantor against Tenant, whether resulting from Landlord's election to exercise certain rights or remedies it may have against Tenant, or otherwise; (iii) any defense to the obligations of Guarantor under this Guaranty arising from any bankruptcy proceedings against Tenant, including, but not limited to, those arising from Landlord's exercise of its right to file a claim in such proceedings, or the exercise of any trustee's powers under Federal Bankruptcy Code Sections 364 and 365; and (iv) the right to enforce any remedies that Landlord now has, or later may have, against Tenant. Without limiting the generality of the foregoing waivers, Guarantor expressly waives the rights and benefits under Sections 2787 through 2855, inclusive, of the Civil Code of the State of California, as recodified from time to time (except the right to require contribution from co-sureties as set forth in Section 2848 therein). Until all of Tenant's obligations to Landlord have been discharged in full, Guarantor will have no right of subrogation against Tenant. Guarantor agrees that Landlord shall have no duty to disclose to Guarantor any information it receives regarding the financial status of Tenant, whether or not such information indicates that the risk that Guarantor may be required to perform hereunder has been or may be increased. Guarantor assumes full responsibility for being and keeping informed of all such matters.

5. In the event of any default in the performance of Tenant's obligations under the Lease, Landlord shall have the right (i) to enforce its rights under this Guaranty, and/or (ii) to enforce its right against Tenant including, without limitation, its rights under any and all such instruments, in any order. All remedies available to

Landlord shall be nonexclusive. The obligations of Guarantor hereunder are independent of the obligations of Tenant, and Landlord may enforce its right under this Guaranty without first proceeding against or joining Tenant or any other person, and without applying or enforcing any security for the Lease. Guarantor hereby waives any rights that Guarantor may have to compel Landlord to proceed against Tenant or against any security from Tenant or to participate in any such security. Guarantor hereby authorizes Landlord, its successors and assigns, in their sole discretion, without notice to Guarantor, to exercise any right or remedy which Landlord may have, even though any rights which Guarantor may have against the Tenant or others may be diminished or destroyed by the exercise or election to exercise any such remedy.

6. Guarantor hereby authorizes Landlord, without notice to Guarantor, to apply all payments and credits received from Tenant or from Guarantor or realized from the security from Tenant for the Lease, in such manner and in such priority as Landlord, in its sole judgment, shall see fit.

7. Guarantor agrees to indemnify Landlord for, and hold Landlord harmless against, all losses, costs and expenses, including without limitation, all court costs and attorneys' fees (including appellate fees, if any), incurred or paid by Landlord in enforcing or compromising any rights under this Guaranty or enforcing or compromising the performance of the Lease (collectively, the "Enforcement Costs").

8. Guarantor's obligations hereunder shall not be assigned or delegated.

9. This Guaranty may not be changed orally, and no obligations of Guarantor can be released or waived by Landlord, except in writing by Landlord.

10. If any term or provisions of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforceable to the fullest extent permitted by law.

11. If Guarantor shall become bankrupt or insolvent, or any application shall be made to have Guarantor declared bankrupt or insolvent, or Guarantor shall make an assignment for the benefit of creditors, notice of such occurrence or event shall be promptly furnished to Landlord by Guarantor or Guarantor's fiduciary. This Guaranty shall extend to and be binding upon Guarantor's successors and assigns, including, but not limited to, trustees in bankruptcy.

13. This Guaranty shall be construed and enforced in accordance with the laws of the State of California. Guarantor hereby irrevocably consents and submits to the jurisdiction of the State of California, agrees that any court of competent jurisdiction sitting in Los Angeles County, State of California, shall be an appropriate and convenient place of venue, and shall be the sole place of venue, to resolve any dispute with respect to this Guaranty, and to the fullest extent not otherwise prohibited by applicable law, waives any defense of forum non convenience. Guarantor hereby irrevocably appoints the Commissioner of Business Oversight of the State of California, or

the Commissioner's successor in office, to be the undersigned's attorney to receive service of any lawful process in any noncriminal suit, action or proceeding against the undersigned, or the undersigned's successor, executor, or administrator, with the same force and validity as if served personally on the undersigned. Landlord agrees to mail the undersigned a copy of the notice of service and a copy of the process by registered or certified mail at the address set forth in Recital B (as the such address may be changed in writing by Guarantor).

This Guaranty is effective as of July 1, 2020. GUARANTOR Open Road Delivery Holdings, Inc. DocuSigned by:

Title: President

Exhibit B Valwood Group, LLC

EXHIBIT C

Copy of Ordinance No. 1688

Exhibit C Valwood Group, LLC Lynwood Roads Delivery, LLC — Wright Road, Lynwood DocuSign Envelope ID: 0E1A7295-A97C-42F2-BEC8-001E12DE4132

EXHIBIT D 11116 Wright Road RULES AND REGULATIONS

These Rules and Regulations have been prepared as a guide to the management and operation of 11116 Wright Road.

1. Tenant shall not disturb, solicit, or canvass any occupant of the Project.

2. No sign, placard, picture, advertisement, name or notice (collectively referred to as "Signs'"') shall be installed or displayed on any part of the outside of the Buildings without the prior written consent of the Landlord which consent shall be in Landlord's sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant's expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant's expense upon vacating the

Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant's expense and without notice.

3. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant.

5. Tenant shall not place a load upon any floor of its Premises, including mezzanine areas, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written consent which consent shall be in Landlord's sole discretion.

7. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof. Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

8. No cooking shall be done or permitted on the Premises, except that Underwriters' Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9. All trash and refuse shall be contained in suitable receptacles. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

10. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

11. Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

12. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

13. No person shall go on the roof without Landlord's permission.

14. To the extent of any conflict between these Rules and Regulations and the terms, covenants, agreements and conditions of the Lease, the Lease shall control.

15. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Buildings and for the preservation of good order in and about the Buildings. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

EXHIBIT E

Tenant Parking Area

[to be attached]